                                [GRAPHIC OMITTED]
------------------------- ----------------------- ------------------------------
      BEAR
     STEARNS                 September 2, 2005         MORGAN STANLEY
------------------------- ----------------------- ------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,994,775,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9
                   ------------------------------------------

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                        NATIONWIDE LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS
                   ------------------------------------------



------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
                               APPROXIMATE                                           WEIGHTED
                 INITIAL         INITIAL                                              AVERAGE     PRINCIPAL    ASSUMED FINAL
               CERTIFICATE     PASS-THROUGH        RATINGS         SUBORDINATION       LIFE       WINDOW        DISTRIBUTION
   CLASS       BALANCE (1)         RATE        (MOODY'S / S&P)       LEVELS(2)       (YRS.)(3)    (MOS.) (3)      DATE(3)
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------

    A-1         $108,250,000                      Aaa / AAA            20.000%          2.99         1-57          6/11/10
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
    A-2         $358,900,000                      Aaa / AAA            20.000%          4.85        57-60          9/11/10
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
    A-3          $46,100,000                      Aaa / AAA            20.000%          7.91        78-114         3/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
   A-AB         $100,000,000                      Aaa / AAA            20.000%          7.06        60-115         4/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
   A-4A         $770,594,000                      Aaa / AAA            30.000%          9.76       115-119         8/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
   A-4B         $110,085,000                      Aaa / AAA            20.000%          9.88       119-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
   A-1A         $231,281,000                      Aaa / AAA            20.000%          8.70        1-120          9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
    A-J         $167,130,000                      Aaa / AAA            12.250%          9.95       120-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
     B           $13,479,000                      Aa1 / AA+            11.625%          9.95       120-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
     C           $35,043,000                       Aa2 / AA            10.000%          9.95       120-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
     D           $24,261,000                      Aa3 / AA-             8.875%          9.95       120-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------
     E           $29,652,000                        A2 / A              7.500%          9.95       120-120         9/11/15
------------ ---------------- --------------- ------------------- ---------------- -------------- ----------- -----------------


(1)  Subject to a permitted variance of plus or minus 5%.

(2)  The percentages indicated under the column "Subordination Levels" with respect to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A,
     Class A-4B and Class A-1A Certificates represent the approximate subordination levels for the Class A-1, Class A-2, Class A-3, Class A-AB,
     Class A-4A, Class A-4B and Class A-1A Certificates in the aggregate.
     Additionally, the subordination level percentage set forth for the Class
     A4-A Certificates reflects the subordination provided by the Class A-4B
     Certificates.

(3)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

TRANSACTION FEATURES
>> Sellers:



------------------------------------------- --------- ------------------- -----------
                                            NO. OF       CUT-OFF DATE
                   SELLERS                   LOANS       BALANCE ($)      % OF POOL
------------------------------------------- --------- ------------------- -----------

Bear Stearns Commercial Mortgage, Inc.         51          753,367,485        34.9
Prudential Mortgage Capital Funding, LLC       48          517,583,259        24.0
Wells Fargo Bank, National Association         43          430,696,382        20.0
Principal Commercial Funding, LLC              46          336,903,793        15.6
Nationwide Life Insurance Company              12          117,962,804         5.5
------------------------------------------- --------- ------------------- -----------
TOTAL:                                        200        2,156,513,723       100.0
------------------------------------------- --------- ------------------- -----------


>> Loan Pool:

     o    Average Cut-off Date Balance: $10,782,569

     o    Largest Mortgage Loan by Cut-off Date Balance: $137,500,000

     o    Five largest and ten largest loans: 19.6% and 29.9% of pool, respectively

>> Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.61x;
          weighted average debt service coverage ratio after IO period of 1.46x

     o    Weighted average cut-off date loan-to-value ratio of 70.7%; weighted average balloon loan-to-value ratio of 61.1%

>> Property Types:

[PIE CHART OMITTED]

Retail                        45.9%     Manufactured Housing Community    2.1%
Land                           0.3%     Industrial                        4.2%
Theater                        0.3%     Hospitality                       8.6%
Mixed Use                      0.7%     Office                           15.8%
Self Storage                   1.8%     Multifamily                      19.9%
                                        Other                             0.4%
>> Call Protection:

     o    69.6% of the pool (143 loans) has a lockout period ranging from 23 to
          49 payments from origination, then defeasance provisions.

     o    18.4% of the pool (34 loans) has a lockout period ranging from 11 to
          47 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    6.4% of the pool (11 loans) has a lockout period of 25 to 35 payments from origination, then either yield maintenance or defeasance.

     o    2.6% of the pool (1 loan) has a lockout period of 25 payments, followed by defeasance, however, the borrower may prepay $2,250,000 of the outstanding principal balance with the greater of yield maintenance and a prepayment premium of 1% after the applicable lockout period.

     o    1.9% of the pool (5 loans) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance.

     o    1.1% of the pool (6 loans) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance during the first 24 to 25 payments, then either yield maintenance or defeasance.

>> Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

OFFERED CERTIFICATES



---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
                                                                                                                   APPROXIMATE
               INITIAL                                                 WEIGHTED      PRINCIPAL   ASSUMED FINAL       INITIAL
             CERTIFICATE     SUBORDINATION          RATINGS             AVERAGE        WINDOW      DISTRIBUTION     PASS-THROUGH
  CLASS     BALANCE(1)(2)      LEVELS(3)        (MOODY'S / S&P)     LIFE (YRS.)(4)   (MOS.)(4)       DATE(4)         RATE(5)
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------

A-1          $108,250,000       20.000%            Aaa / AAA              2.99          1-57         6/11/10
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-2          $358,900,000       20.000%            Aaa / AAA              4.85         57-60         9/11/10
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-3           $46,100,000       20.000%            Aaa / AAA              7.91         78-114        3/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-AB         $100,000,000       20.000%            Aaa / AAA              7.06         60-115        4/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-4A         $770,594,000       30.000%            Aaa / AAA              9.76        115-119        8/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-4B         $110,085,000       20.000%            Aaa / AAA              9.88        119-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-1A         $231,281,000       20.000%            Aaa / AAA              8.70         1-120         9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
A-J          $167,130,000       12.250%            Aaa / AAA              9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
B             $13,479,000       11.625%            Aa1 / AA+              9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
C             $35,043,000       10.000%            Aa2 / AA               9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
D             $24,261,000        8.875%            Aa3 / AA-              9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
E             $29,652,000        7.500%             A2 / A                9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------


PRIVATE CERTIFICATES (6)



---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
               INITIAL
             CERTIFICATE                                                                                           APPROXIMATE
             BALANCE OR                                                WEIGHTED      PRINCIPAL    ASSUMED FINAL      INITIAL
              NOTIONAL       SUBORDINATION          RATINGS            AVERAGE        WINDOW      DISTRIBUTION     PASS-THROUGH
  CLASS    AMOUNT(1)(2)(7)(8)   LEVELS          (MOODY'S / S&P)     LIFE (YRS.)(4)   (MOS.)(4)       DATE(4)         RATE(5)
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------

X-1        $2,156,513,722        ---               Aaa / AAA               ---           ---         8/11/25
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
X-2        $2,100,068,000        ---               Aaa / AAA               ---           ---         9/11/13
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
F             $21,565,000        6.500%             A3 / A-               9.95        120-120        9/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
G             $26,956,000        5.250%           Baa1 / BBB+             9.96        120-121       10/11/15
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
H             $21,565,000        4.250%           Baa2 / BBB             10.78        121-158       11/11/18
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
J             $24,261,000        3.125%           Baa3 / BBB-            14.50        158-177        6/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
K              $5,391,000        2.875%            Ba1 / BB+             14.70        177-177        6/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
L              $8,087,000        2.500%            Ba2 / BB              14.70        177-177        6/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
M             $10,783,000        2.000%            Ba3 / BB-             14.70        177-177        6/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
N              $8,087,000        1.625%               B1                 14.78        177-178        7/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
P              $8,087,000        1.250%               B2                 14.79        178-178        7/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
Q              $5,391,000        1.000%               B3                 14.79        178-178        7/11/20
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------
S             $21,565,722        0.000%             NR / NR              15.70        178-239        8/11/25
---------- ---------------- ---------------- ---------------------- --------------- ------------ ---------------- ---------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.

          (2)  For purposes of making distributions to the Class A-1, Class A-2,
               Class A-3, Class A-AB, Class A-4A, Class A-4B (Class A-4A and
               Class A-4B collectively referred to as Class A-4) and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group
               2. Loan Group 1 will consist of 170 mortgage loans, representing approximately 89.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 30 mortgage loans, representing approximately 10.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately
               53.8% of the aggregate principal balance of all the mortgage loans secured by multifamily properties. Generally, the Class
               A-1, Class A-2, Class A-3, Class A-AB, Class A-4A and Class A-4B
               certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in
               Loan Group 1 until the certificate principal balance of the Class
               A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in
               Loan Group 2 until the certificate principal balances of the
               Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A and Class
               A-4B certificates have been reduced to zero. However, after any distribution date on which the certificate principal balances of the Class A-J through Class S certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class
               A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A
               certificates, pro rata. Any principal distributed to the Class
               A-4 certificates shall first be applied to the Class A-4A
               certificates and then to the Class A-4B certificates.

          (3)  The percentages indicated under the column "Subordination Levels"
               with respect to the Class A-1, Class A-2, Class A-3, Class A-AB,
               Class A-4 and Class A-1A Certificates represent the approximate subordination levels for the Class A-1, Class A-2, Class A-3,
               Class A-AB, Class A-4 and Class A-1A Certificates in the
               aggregate. Additionally, the subordination level percentage set forth for the Class A-4A Certificates reflects the subordination provided by the Class A-4B Certificates.

          (4)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (5)  The Class A-1, A-2, A-3, A-AB, A-4A, A-4B, A-1A, A-J, B, C, D, E,
               F, G, H, J, K, L, M, N, P, Q and S Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2
               Certificates will accrue interest at a variable rate.

          (6)  To be offered privately pursuant to Rule 144A.

          (7)  The Class X-1 Notional Amount is equal to the sum of all
               Certificate Balances outstanding from time to time.

          (8)  The Class X-2 Notional Amount is as described herein.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                 Public: Classes A-1, A-2, A-3, A-AB, A-4A, A-4B,
                            A-1A, A-J, B, C, D and E (the "Offered
                            Certificates"). Private (Rule 144A): Classes X-1,
                            X-2, F, G, H, J, K, L, M, N, P, Q and S.

Securities Offered:         $1,994,775,000 monthly pay, multi-class, commercial
                            mortgage REMIC Pass-Through Certificates, including
                            twelve principal and interest classes (Classes A-1,
                            A-2, A-3, A-AB, A-4A, A-4B, A-1A, A-J, B, C, D and
                            E).

Mortgage Loan Sellers:      Bear Stearns Commercial Mortgage, Inc. ("BSCMI");
                            Prudential Mortgage Capital Funding, LLC ("PMCF");
                            Wells Fargo Bank, National Association ("WFB");
                            Principal Commercial Funding, LLC ("PCF"); and
                            Nationwide Life Insurance Company ("NLIC")

Co-lead Bookrunning
Managers:                   Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
                            Incorporated

Master Servicers:           Prudential Asset Resources, Inc. (with respect to
                            the mortgage loans sold by PMCF) and Wells Fargo
                            Bank, National Association (with respect to the
                            mortgage loans sold by BSCMI, PCF, WFB and NLIC)

Primary Servicers:          Principal Global Investors, LLC (with respect to the
                            mortgage loans sold by PCF) and Nationwide Life
                            Insurance Company (with respect to the mortgage
                            loans sold by NLIC)

Special Servicer:           GMAC Commercial Mortgage Corporation

Certificate Administrator:  Wells Fargo Bank, National Association

Trustee:                    LaSalle Bank National Association

Fiscal Agent:               ABN AMRO Bank N.V.

Cut-Off Date:               September 1, 2005 (1)

Expected Closing Date:      On or about September 28, 2005.

Distribution Dates:         The 11th of each month, commencing in October 2005
                            (or if the 11th is not a business day, the next
                            succeeding business day).

Minimum Denominations:      $25,000 for the Class A-1, A-2, A-3, A-AB, A-4A,
                            A-4B, A-1A and A-J; and $100,000 for the Class B, C,
                            D and E, with investments in excess of the minimum
                            denominations made in multiples of $1.

Delivery:                   DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:         Classes A-1, A-2, A-3, A-AB, A-4A, A-4B, A-1A, A-J,
                            B, C, D and E are expected to be ERISA eligible. No
                            Class of Certificates is SMMEA eligible.

Rating Agencies:            The Offered Certificates will be rated by Moody's
                            Investors Service, Inc. and Standard & Poor's
                            Ratings Services

Risk Factors:               THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                            BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                            FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                            THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

(1)  The cut-off date with respect to each pooled mortgage loan is the due date for the monthly debt service payment that is due in September 2005 (or, in the case of any mortgage loan that has its first due date after September
     2005, the later of the date of origination of such pooled mortgage loan and the date that would have been its due date in September 2005 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-AB, A-4A, A-4B, A-1A, A-J, B, C, D, E, F, G, H, J, K,
L, M, N, P, Q and S Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

IO STRUCTURE:
   ----------

                                 [CHART_OMITTED]



                  month     0     12     24   36   48   60   72  84   96   Maturity

Class A-1(1)     Aaa/AAA                                                             $108.3MM
Class A-2(1)     Aaa/AAA                                                             $358.9MM
Class A-3(1)     Aaa/AAA                                                              $46.1MM
Class A-AB(1)    Aaa/AAA                                                             $100.0MM
Class A-4A(1)    Aaa/AAA                                                             $770.6MM
Class A-4B(1)    Aaa/AAA                                                             $110.1MM
Class A-1A(1)    Aaa/AAA                                                             $231.3MM
Class A-J(1)     Aaa/AAA                                                             $167.1MM
Class B          Aa1/AA+                                                              $13.5MM
Class C          Aa2/AA                                                               $35.0MM
Class D          Aa3/AA-                                                              $24.3MM
Class E           A2/A                                                                $29.7MM
Class F(2)        A3/A-                                                               $21.6MM
Class G(2)       Baa1/BBB+                                                            $27.0MM
Class H(2)       Baa2/BBB                                                             $21.6MM
Class J(2)       Baa3/BBB-                                                            $24.3MM
Class K(2)       Ba1/BB+                                                               $5.4MM
Class L(2)       Ba2/BB                                                                $8.1MM
Class M(2)       Ba3/BB-                                                              $10.8MM
Class N-S(2)     B1 to NR                                                             $43.1MM


x-1 + x-2 IO Strip

x-1 Notional

x-2 Notional

(1)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-AB, Class A-4A, Class A-4B (Class A-4A and Class A-4B
     collectively referred to as Class A-4) and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 170 mortgage loans, representing approximately 89.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 30 mortgage loans, representing approximately 10.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 53.8% of the aggregate principal balance of all the mortgage loans secured by multifamily properties. Generally, the Class A-1, Class A-2, Class A-3, Class A-AB,
     Class A-4A and Class A-4B certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class
     A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balances of the Class A-1, Class A-2, Class A-3, Class A-AB,
     Class A-4A and Class A-4B certificates have been reduced to zero. However, after any distribution date on which the certificate principal balances of the Class A-J through Class S certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4 and Class A-1A certificates, pro rata. Any principal distributed to the Class A-4 certificates shall first be applied to the
     Class A-4A certificates and then to the Class A-4B certificates

(2)  To be offered privately pursuant to Rule 144A.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o    during the period from the Closing Date through and including the distribution date in September 2006, the sum of (a) the lesser of
     $96,515,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $229,701,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-AB, A-4A,
     A-4B, A-J, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

o    during the period following the distribution date in September 2006 through and including the distribution date in September 2007, the sum of (a) the lesser of $14,186,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $219,644,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2,
     A-3, A-AB, A-4A, A-4B, A-J, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

o    during the period following the distribution date in September 2007 through and including the distribution date in September 2008, the sum of (a) the lesser of $284,972,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $209,124,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-AB,
     A-4A, A-4B, A-J, B, C, D, E, F, G and H certificates outstanding from time to time and (c) the lesser of $7,764,000 and the total principal balance of the Class J certificates outstanding from time to time;

o    during the period following the distribution date in September 2008 through and including the distribution date in September 2009, the sum of (a) the lesser of $199,293,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $199,151,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-AB,
     A-4A, A-4B, A-J, B, C, D, E, and F certificates outstanding from time to time and (c) the lesser of $16,810,000 and the total principal balance of the Class G certificates outstanding from time to time;

o    during the period following the distribution date in September 2009 through and including the distribution date in September 2010, the sum of (a) the lesser of $747,298,000 and the total principal balance of the class A-4A certificates outstanding from time to time, (b) the lesser of $169,597,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4B, A-J,
     B, C, D and E certificates outstanding from time to time and (c) the lesser of $2,045,000 and the total principal balance of the Class F certificates outstanding from time to time;

o    during the period following the distribution date in September 2010 through and including the distribution date in September 2011, the sum of (a) the lesser of $682,839,000 and the total principal balance of the class A-4A certificates outstanding from time to time, (b) the lesser of $161,362,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4B, A-J,
     B, C and D certificates outstanding from time to time and (c) the lesser of
     $4,085,000 and the total principal balance of the Class E certificates outstanding from time to time;

o    during the period following the distribution date in September 2011 through and including the distribution date in September 2012, the sum of (a) the lesser of $616,346,000 and the total principal balance of the class A-4A certificates outstanding from time to time, (b) the lesser of $150,795,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4B, A-J,
     B and C certificates outstanding from time to time and (c) the lesser of
     $2,976,000 and the total principal balance of the Class D certificates outstanding from time to time;

o    during the period following the distribution date in September 2012 through and including the distribution date in September 2013, the sum of (a) the lesser of $559,340,000 and the total principal balance of the class A-4A certificates outstanding from time to time, (b) the lesser of $143,672,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4B, A-J and B certificates outstanding from time to time and (c) the lesser of
     $14,755,000 and the total principal balance of the Class C certificates outstanding from time to time;

o    following the Distribution Date occurring in September 2013, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

III. COLLATERAL CHARACTERISTICS - ENTIRE POOL
     ----------------------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                             NO. OF      AGGREGATE
                           MORTGAGE     CUT-OFF DATE   % OF
                              LOANS     BALANCE ($)    POOL
---------------------------------------------------------------
    523,855 - 2,000,000        20        27,224,324      1.3
  2,000,001 - 3,000,000        25        62,101,125      2.9
  3,000,001 - 5,000,000        47       195,870,463      9.1
  5,000,001 - 7,000,000        25       149,595,844      6.9
  7,000,001 - 9,000,000        19       151,364,508      7.0
 9,000,001 - 11,000,000        13       132,779,515      6.2
11,000,001 - 13,000,000         8        96,679,908      4.5
13,000,001 - 15,000,000         7       100,795,821      4.7
15,000,001 - 17,000,000         7       112,932,694      5.2
17,000,001 - 19,000,000         3        55,000,000      2.6
19,000,001 - 21,000,000         3        61,359,921      2.8
21,000,001 - 31,000,000        11       290,913,213     13.5
31,000,001 - 41,000,000         3       116,528,478      5.4
41,000,001 - 61,000,000         6       284,947,910     13.2
61,000,001 - 137,500,000        3       318,420,000     14.8
---------------------------------------------------------------
TOTAL:                        200     2,156,513,723    100.0
---------------------------------------------------------------

Min: 523,855      Max: 137,500,000       Average: 10,782,569

---------------------------------------------------------------

STATE
--------------------------------------------------------------
                           NO. OF       AGGREGATE
                        MORTGAGED    CUT-OFF DATE      % OF
                       PROPERTIES     BALANCE ($)      POOL
--------------------------------------------------------------
California                   28       252,160,727      11.7
Southern California          21       192,183,724       8.9
Northern California           7        59,977,003       2.8
New Jersey                   22       238,010,847      11.0
Pennsylvania                 22       224,755,398      10.4
Florida                      15       220,778,323      10.2
Virginia                      8       170,408,583       7.9
Arizona                       6       133,962,911       6.2
New York                      7       130,940,189       6.1
Massachusetts                 6        94,318,799       4.4
Texas                        25        90,162,640       4.2
Michigan                     18        54,628,500       2.5
Other                        72       546,386,807      25.3
--------------------------------------------------------------
 TOTAL:                     229     2,156,513,723     100.0
--------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------
                            NO. OF        AGGREGATE
                         MORTGAGED     CUT-OFF DATE    % OF
                        PROPERTIES      BALANCE ($)    POOL
--------------------------------------------------------------
Retail                       93       990,233,059      45.9
Multifamily                  42       429,956,042      19.9
Office                       31       340,203,056      15.8
Hospitality                  14       186,037,764       8.6
Industrial                   21        90,014,325       4.2
Manufactured Housing
Community                     3        44,850,000       2.1
Self Storage                 10        39,602,677       1.8
Mixed Use                     1        15,000,000       0.7
Other                        11         8,964,747       0.4
Theater                       1         6,257,746       0.3
Land                          2         5,394,306       0.3
--------------------------------------------------------------
TOTAL:                      229     2,156,513,723     100.0
--------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                        NO. OF      AGGREGATE
                      MORTGAGE    CUT-OFF DATE       % OF
                         LOANS     BALANCE ($)       POOL
------------------------------------------------------------
  4.7200% - 5.0000%       15       134,840,660        6.3
  5.0001% - 5.2500%       54       744,580,747       34.5
  5.2501% - 5.5000%       63       800,120,306       37.1
  5.5001% - 5.7500%       46       329,958,686       15.3
  5.7501% - 6.0000%       16       127,733,489        5.9
  6.0001% - 6.2500%        4        12,504,865        0.6
  6.2501% - 6.9500%        2         6,774,970        0.3
------------------------------------------------------------
TOTAL:                   200     2,156,513,723      100.0
------------------------------------------------------------

  Min: 4.7200     Max: 6.9500          Wtd Avg: 5.3371
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
------------------------------------------------------------
                          NO. OF      AGGREGATE
                        MORTGAGE     CUT-OFF DATE    % OF
                           LOANS     BALANCE ($)     POOL
------------------------------------------------------------
60                          14       400,185,111     18.6
61 - 84                      3        13,861,418      0.6
85 - 120                   168     1,617,024,176     75.0
121 - 240                   15       125,443,018      5.8
------------------------------------------------------------
TOTAL:                     200     2,156,513,723    100.0
------------------------------------------------------------

  Min: 60         Max: 240             Wtd Avg: 113
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
-------------------------------------------------------------
                          NO. OF         AGGREGATE
                        MORTGAGE      CUT-OFF DATE    % OF
                           LOANS       BALANCE ($)    POOL
-------------------------------------------------------------
52 - 60                     14       400,185,111      18.6
61 - 84                      3        13,861,418       0.6
85 - 120                   168     1,617,024,176      75.0
121 - 239                   15       125,443,018       5.8
-------------------------------------------------------------
 TOTAL:                    200     2,156,513,723     100.0
-------------------------------------------------------------

  Min: 52         Max: 239             Wtd Avg: 111
-------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
------------------------------------------------------------
                           NO. OF      AGGREGATE
                         MORTGAGE   CUT-OFF DATE    %  OF
                            LOANS    BALANCE ($)     POOL
------------------------------------------------------------
1.10 - 1.20                 10        88,283,018      4.1
1.21 - 1.30                 24       202,674,247      9.4
1.31 - 1.40                 37       299,842,170     13.9
1.41 - 1.50                 25       297,295,064     13.8
1.51 - 1.60                 27       418,121,204     19.4
1.61 - 1.70                 20       199,846,573      9.3
1.71 - 1.80                 13       173,295,124      8.0
1.81 - 1.90                 10        61,285,483      2.8
1.91 - 2.00                  8       154,113,152      7.1
2.01 - 2.10                  6        75,063,894      3.5
2.11 - 2.20                  4        66,139,396      3.1
2.21 - 2.30                  4        28,156,960      1.3
2.31 - 2.50                  5        56,877,262      2.6
2.51 - 3.71                  7        35,520,175      1.6
------------------------------------------------------------
TOTAL:                     200     2,156,513,723    100.0
------------------------------------------------------------

  Min: 1.10       Max: 3.71           Wtd Avg: 1.61
------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                     NO. OF       AGGREGATE
                   MORTGAGE    CUT-OFF DATE     % OF
                      LOANS     BALANCE ($)     POOL
-------------------------------------------------------
29.4 - 40.0            4         10,540,175      0.5
40.1 - 45.0            5         11,387,113      0.5
45.1 - 50.0            3         24,750,000      1.1
50.1 - 55.0            8         53,063,374      2.5
55.1 - 60.0           18        152,899,731      7.1
60.1 - 65.0           16        140,961,760      6.5
65.1 - 70.0           41        468,338,458     21.7
70.1 - 75.0           47        546,831,182     25.4
75.1 - 80.0           58        747,741,932     34.7
-------------------------------------------------------
TOTAL:               200      2,156,513,723    100.0
-------------------------------------------------------

  Min: 29.4       Max: 80.0         Wtd Avg: 70.7
-------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
 ------------------------------------------------------
                     NO. OF       AGGREGATE
                   MORTGAGE    CUT-OFF DATE     % OF
                      LOANS     BALANCE ($)     POOL
 ------------------------------------------------------
  1.1 - 25.0           8         29,137,394      1.4
 25.1 - 30.0           4         11,985,105      0.6
 30.1 - 35.0           1          2,051,381      0.1
 35.1 - 40.0           3         17,202,618      0.8
 40.1 - 45.0          16         70,443,723      3.3
 45.1 - 50.0          16        110,031,494      5.1
 50.1 - 55.0          13        155,254,701      7.2
 55.1 - 60.0          48        493,602,419     22.9
 60.1 - 65.0          42        388,087,607     18.0
 65.1 - 70.0          39        536,177,281     24.9
 70.1 - 76.9          10        342,540,000     15.9
 ------------------------------------------------------
 TOTAL:              200      2,156,513,723    100.0
 ------------------------------------------------------

   Min: 1.1        Max: 76.9         Wtd Avg: 61.1
 ------------------------------------------------------

 DEBT SERVICE COVERAGE RATIOS (AFTER IO PERIOD) (X)
 ------------------------------------------------------
                     NO. OF       AGGREGATE
                   MORTGAGE    CUT-OFF DATE    %  OF
                      LOANS     BALANCE ($)     POOL
 ------------------------------------------------------
 1.10 - 1.20          13        112,515,018      5.2
 1.21 - 1.30          40        564,494,247     26.2
 1.31 - 1.40          52        451,544,165     20.9
 1.41 - 1.50          32        343,042,564     15.9
 1.51 - 1.60          22        335,141,204     15.5
 1.61 - 1.70           8         50,284,578      2.3
 1.71 - 1.80           5        108,935,624      5.1
 1.81 - 1.90           5         41,110,483      1.9
 1.91 - 2.00           3         24,668,152      1.1
 2.01 - 2.10           3         11,733,894      0.5
 2.11 - 2.20           4         39,729,396      1.8
 2.21 - 2.30           4         28,156,960      1.3
 2.31 - 2.50           4         30,117,262      1.4
 2.51 - 3.71           5         15,040,175      0.7
 ------------------------------------------------------
 TOTAL:              200      2,156,513,723    100.0
 ------------------------------------------------------

   Min: 1.10       Max: 3.71           Wtd Avg: 1.46
 ------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

III. COLLATERAL CHARACTERISTICS - LOAN GROUP 1
     -----------------------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                             NO. OF     AGGREGATE       % OF
                           MORTGAGE    CUT-OFF DATE     LOAN
                              LOANS    BALANCE ($)   GROUP 1
---------------------------------------------------------------
     523,855 - 2,000,000        17      21,879,754        1.1
   2,000,001 - 3,000,000        21      51,561,898        2.7
   3,000,001 - 5,000,000        41     172,949,623        9.0
   5,000,001 - 7,000,000        22     130,712,093        6.8
   7,000,001 - 9,000,000        14     112,912,293        5.9
  9,000,001 - 11,000,000        11     113,038,743        5.9
 11,000,001 - 13,000,000         7      85,559,908        4.4
 13,000,001 - 15,000,000         6      86,795,821        4.5
 15,000,001 - 17,000,000         5      81,052,656        4.2
 17,000,001 - 19,000,000         2      37,500,000        1.9
 19,000,001 - 21,000,000         1      20,459,921        1.1
 21,000,001 - 31,000,000        11     290,913,213       15.1
 31,000,001 - 41,000,000         3     116,528,478        6.1
 41,000,001 - 61,000,000         6     284,947,910       14.8
61,000,001 - 137,500,000         3     318,420,000       16.5
---------------------------------------------------------------
TOTAL:                         170   1,925,232,310      100.0
---------------------------------------------------------------
Min: 523,855      Max: 137,500,000        Average: 11,324,896
---------------------------------------------------------------

STATE
---------------------------------------------------------------
                           NO. OF       AGGREGATE       % OF
                        MORTGAGED    CUT-OFF DATE       LOAN
                       PROPERTIES     BALANCE ($)    GROUP 1
---------------------------------------------------------------
California                   25       224,325,180       11.7
Southern California          19       168,037,691        8.7
Northern California           6        56,287,489        2.9
Pennsylvania                 11       209,938,173       10.9
Florida                      14       200,378,323       10.4
New Jersey                   16       191,470,638        9.9
Virginia                      7       163,408,583        8.5
Arizona                       6       133,962,911        7.0
New York                      6       127,150,189        6.6
Massachusetts                 6        94,318,799        4.9
Texas                        24        86,991,314        4.5
Hawaii                        1        47,951,942        2.5
Other                        74       445,336,259       23.1
---------------------------------------------------------------
 TOTAL:                     190     1,925,232,310      100.0
---------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------
                            NO. OF        AGGREGATE     % OF
                         MORTGAGED     CUT-OFF DATE     LOAN
                        PROPERTIES      BALANCE ($)  GROUP 1
---------------------------------------------------------------
Retail                       93         990,233,059     51.4
Office                       31         340,203,056     17.7
Multifamily                   3         198,674,630     10.3
Hospitality                  14         186,037,764      9.7
Industrial                   21          90,014,325      4.7
Manufactured Housing
Community                     3          44,850,000      2.3
Self Storage                 10          39,602,677      2.1
Mixed Use                     1          15,000,000      0.8
Other                        11           8,964,747      0.5
Theater                       1           6,257,746      0.3
Land                          2           5,394,306      0.3
---------------------------------------------------------------
TOTAL:                      190       1,925,232,310    100.0
---------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------------------
                          NO. OF      AGGREGATE         % OF
                        MORTGAGE     CUT-OFF DATE       LOAN
                           LOANS     BALANCE ($)     GROUP 1
---------------------------------------------------------------
  4.7200% - 5.0000%         13        122,756,885        6.4
  5.0001% - 5.2500%         46        671,887,513       34.9
  5.2501% - 5.5000%         53        732,582,016       38.1
  5.5001% - 5.7500%         37        253,203,785       13.2
  5.7501% - 6.0000%         15        125,522,275        6.5
  6.0001% - 6.2500%          4         12,504,865        0.6
  6.2501% - 6.9500%          2          6,774,970        0.4
---------------------------------------------------------------
TOTAL:                     170      1,925,232,310      100.0
---------------------------------------------------------------
  Min: 4.7200     Max: 6.9500          Wtd Avg: 5.3357
---------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------------------------
                          NO. OF       AGGREGATE        % OF
                        MORTGAGE     CUT-OFF DATE       LOAN
                           LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
60                          12        372,551,661       19.4
61 - 84                      2          9,391,418        0.5
85 - 120                   146      1,467,675,209       76.2
121 - 240                   10         75,614,023        3.9
---------------------------------------------------------------
TOTAL:                     170      1,925,232,310      100.0
---------------------------------------------------------------
  Min: 60         Max: 240             Wtd Avg: 111
---------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------------------------
                           NO. OF        AGGREGATE      % OF
                         MORTGAGE     CUT-OFF DATE      LOAN
                            LOANS      BALANCE ($)   GROUP 1
---------------------------------------------------------------
57 - 60                      12      372,551,661        19.4
61 - 84                       2        9,391,418         0.5
85 - 120                    146    1,467,675,209        76.2
121 - 239                    10       75,614,023         3.9
---------------------------------------------------------------
 TOTAL:                     170    1,925,232,310       100.0
---------------------------------------------------------------
  Min: 57         Max: 239             Wtd Avg: 109
---------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
---------------------------------------------------------------
                           NO. OF      AGGREGATE        % OF
                         MORTGAGE   CUT-OFF DATE        LOAN
                            LOANS    BALANCE ($)     GROUP 1
---------------------------------------------------------------
1.10 - 1.20                  6        44,120,461         2.3
1.21 - 1.30                 21       185,875,396         9.7
1.31 - 1.40                 29       251,504,281        13.1
1.41 - 1.50                 21       277,041,159        14.4
1.51 - 1.60                 23       370,321,204        19.2
1.61 - 1.70                 17       164,538,364         8.5
1.71 - 1.80                 12       166,295,124         8.6
1.81 - 1.90                  9        56,815,483         3.0
1.91 - 2.00                  7       151,463,152         7.9
2.01 - 2.10                  5        70,563,894         3.7
2.11 - 2.20                  4        66,139,396         3.4
2.21 - 2.30                  4        28,156,960         1.5
2.31 - 2.50                  5        56,877,262         3.0
2.51 - 3.71                  7        35,520,175         1.8
---------------------------------------------------------------
TOTAL:                     170     1,925,232,310       100.0
---------------------------------------------------------------
  Min: 1.10       Max: 3.71           Wtd Avg: 1.63
---------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
                     NO. OF       AGGREGATE       % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 1
---------------------------------------------------------
29.4 - 40.0            4         10,540,175        0.5
40.1 - 45.0            4          6,887,113        0.4
45.1 - 50.0            3         24,750,000        1.3
50.1 - 55.0            7         32,663,374        1.7
55.1 - 60.0           17        150,688,517        7.8
60.1 - 65.0           16        140,961,760        7.3
65.1 - 70.0           36        416,762,139       21.6
70.1 - 75.0           43        526,776,406       27.4
75.1 - 80.0           40        615,202,828       32.0
---------------------------------------------------------
TOTAL:               170      1,925,232,310      100.0
---------------------------------------------------------
  Min: 29.4       Max: 80.0         Wtd Avg: 70.5
---------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
 --------------------------------------------------------
                     NO. OF       AGGREGATE        % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 1
 --------------------------------------------------------
  1.1 - 25.0           8         29,137,394        1.5
 25.1 - 30.0           3          7,485,105        0.4
 30.1 - 35.0           1          2,051,381        0.1
 35.1 - 40.0           3         17,202,618        0.9
 40.1 - 45.0          15         68,232,509        3.5
 45.1 - 50.0          14         81,768,504        4.2
 50.1 - 55.0          12        138,971,658        7.2
 55.1 - 60.0          43        461,500,807       24.0
 60.1 - 65.0          35        357,185,678       18.6
 65.1 - 70.0          29        447,426,656       23.2
 70.1 - 76.9           7        314,270,000       16.3
 --------------------------------------------------------
 TOTAL:              170      1,925,232,310      100.0
 --------------------------------------------------------
   Min: 1.1        Max: 76.9         Wtd Avg: 61.0
 --------------------------------------------------------

 DEBT SERVICE COVERAGE RATIOS (AFTER IO PERIOD) (X)
 --------------------------------------------------------
                     NO. OF       AGGREGATE       % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 1
 --------------------------------------------------------
 1.10 - 1.20           6         44,120,461        2.3
 1.21 - 1.30          33        511,895,396       26.6
 1.31 - 1.40          43        380,069,281       19.7
 1.41 - 1.50          29        334,090,659       17.4
 1.51 - 1.60          20        311,991,204       16.2
 1.61 - 1.70           7         48,073,364        2.5
 1.71 - 1.80           5        108,935,624        5.7
 1.81 - 1.90           5         41,110,483        2.1
 1.91 - 2.00           3         24,668,152        1.3
 2.01 - 2.10           2          7,233,894        0.4
 2.11 - 2.20           4         39,729,396        2.1
 2.21 - 2.30           4         28,156,960        1.5
 2.31 - 2.50           4         30,117,262        1.6
 2.51 - 3.71           5         15,040,175        0.8
 --------------------------------------------------------
 TOTAL:              170      1,925,232,310      100.0
 --------------------------------------------------------
   Min: 1.10       Max: 3.71           Wtd Avg: 1.48
 --------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

III. COLLATERAL CHARACTERISTICS - LOAN GROUP 2
----------------------------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                             NO. OF     AGGREGATE       % OF
                           MORTGAGE    CUT-OFF DATE     LOAN
                              LOANS    BALANCE ($)   GROUP 2
---------------------------------------------------------------
1,500,000 - 2,000,000           3       5,344,570        2.3
2,000,001 - 3,000,000           4      10,539,226        4.6
3,000,001 - 5,000,000           6      22,920,840        9.9
5,000,001 - 7,000,000           3      18,883,751        8.2
7,000,001 - 9,000,000           5      38,452,215       16.6
9,000,001 - 11,000,000          2      19,740,772        8.5
11,000,001 - 13,000,000         1      11,120,000        4.8
13,000,001 - 15,000,000         1      14,000,000        6.1
15,000,001 - 17,000,000         2      31,880,038       13.8
17,000,001 - 19,000,000         1      17,500,000        7.6
19,000,001 - 20,500,000         2      40,900,000       17.7
---------------------------------------------------------------
TOTAL:                         30     231,281,412      100.0
---------------------------------------------------------------

Min: 1,500,000    Max: 20,500,000        Average: 7,709,380
---------------------------------------------------------------

STATE
---------------------------------------------------------------
                           NO. OF       AGGREGATE       % OF
                        MORTGAGED    CUT-OFF DATE       LOAN
                       PROPERTIES     BALANCE ($)    GROUP 2
---------------------------------------------------------------
New Jersey                  6           46,540,209      20.1
California                  3           27,835,547      12.0
  Southern California       2           24,146,033      10.4
  Northern California       1            3,689,514       1.6
Michigan                    2           21,970,000       9.5
District of Columbia        1           20,500,000       8.9
Florida                     1           20,400,000       8.8
Pennsylvania               11           14,817,225       6.4
Indiana                     1           14,000,000       6.1
Ohio                        4           10,431,906       4.5
Georgia                     2           10,398,179       4.5
Delaware                    1           10,000,000       4.3
Other                       7           34,388,346      14.9
---------------------------------------------------------------
 TOTAL:                    39          231,281,412     100.0
---------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------
                            NO. OF        AGGREGATE     % OF
                         MORTGAGED     CUT-OFF DATE     LOAN
                        PROPERTIES      BALANCE ($)  GROUP 2
---------------------------------------------------------------
Multifamily                  39         231,281,412    100.0
---------------------------------------------------------------
TOTAL:                       39         231,281,412    100.0
---------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------------
                        NO. OF      AGGREGATE         % OF
                      MORTGAGE    CUT-OFF DATE        LOAN
                         LOANS     BALANCE ($)     GROUP 2
-------------------------------------------------------------
  4.7600% - 5.0000%        2        12,083,775         5.2
  5.0001% - 5.2500%        8        72,693,234        31.4
  5.2501% - 5.5000%       10        67,538,290        29.2
  5.5001% - 5.7500%        9        76,754,900        33.2
  5.7501% - 6.0000%        1         2,211,214         1.0
-------------------------------------------------------------
TOTAL:                    30       231,281,412       100.0
-------------------------------------------------------------

  Min: 4.7600     Max: 5.9000          Wtd Avg: 5.3481
-------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-------------------------------------------------------------
                          NO. OF      AGGREGATE       % OF
                        MORTGAGE     CUT-OFF DATE     LOAN
                           LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
 60                          2        27,633,450      11.9
 61 - 84                     1         4,470,000       1.9
 85 - 120                   22       149,348,967      64.6
121 - 240                    5        49,828,995      21.5
-------------------------------------------------------------
TOTAL:                      30       231,281,412     100.0
-------------------------------------------------------------
  Min: 60                 Max: 180             Wtd Avg: 125
-------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------
                           NO. OF        AGGREGATE     % OF
                         MORTGAGE     CUT-OFF DATE     LOAN
                            LOANS      BALANCE ($)  GROUP 2
--------------------------------------------------------------
  52 - 60                     2       27,633,450       11.9
  61 - 84                     1        4,470,000        1.9
 85 - 120                    22      149,348,967       64.6
121 - 178                     5       49,828,995       21.5
--------------------------------------------------------------
 TOTAL:                      30      231,281,412      100.0
--------------------------------------------------------------
  Min: 52                 Max: 178             Wtd Avg: 123
--------------------------------------------------------------

DEBT SERVICE COVERAGE (X)
-------------------------------------------------------------
                           NO. OF      AGGREGATE      % OF
                         MORTGAGE   CUT-OFF DATE      LOAN
                            LOANS    BALANCE ($)   GROUP 2
-------------------------------------------------------------
1.19 - 1.20                   4        44,162,557      19.1
1.21 - 1.30                   3        16,798,851       7.3
1.31 - 1.40                   8        48,337,889      20.9
1.41 - 1.50                   4        20,253,906       8.8
1.51 - 1.60                   4        47,800,000      20.7
1.61 - 1.70                   3        35,308,209      15.3
1.71 - 1.80                   1         7,000,000       3.0
1.81 - 1.90                   1         4,470,000       1.9
1.91 - 2.00                   1         2,650,000       1.1
2.01 - 2.07                   1         4,500,000       1.9
-------------------------------------------------------------
TOTAL:                       30       231,281,412     100.0
-------------------------------------------------------------
  Min: 1.19       Max: 2.07           Wtd Avg: 1.45
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
                     NO. OF       AGGREGATE       % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 2
---------------------------------------------------------
40.1 - 45.0            1          4,500,000        1.9
50.1 - 55.0            1         20,400,000        8.8
55.1 - 60.0            1          2,211,214        1.0
65.1 - 70.0            5         51,576,319       22.3
70.1 - 75.0            4         20,054,776        8.7
75.1 - 80.0           18        132,539,103       57.3
---------------------------------------------------------
TOTAL:                30        231,281,412      100.0
---------------------------------------------------------
  Min: 42.5       Max: 80.0         Wtd Avg: 72.1
---------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
 --------------------------------------------------------
                     NO. OF       AGGREGATE       % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 2
 --------------------------------------------------------
 25.1 - 30.0          1           4,500,000        1.9
 40.1 - 45.0          1           2,211,214        1.0
 45.1 - 50.0          2          28,262,990       12.2
 50.1 - 55.0          1          16,283,043        7.0
 55.1 - 60.0          5          32,101,612       13.9
 60.1 - 65.0          7          30,901,929       13.4
 65.1 - 70.0         10          88,750,625       38.4
 70.1 - 80.0          3          28,270,000       12.2
 --------------------------------------------------------
 TOTAL:              30         231,281,412      100.0
 --------------------------------------------------------
   Min: 29.9       Max: 75.9         Wtd Avg: 62.1
 --------------------------------------------------------

 DEBT SERVICE COVERAGE RATIOS (AFTER              IO
 PERIOD) (X)
 --------------------------------------------------------
                     NO. OF       AGGREGATE       % OF
                   MORTGAGE    CUT-OFF DATE       LOAN
                      LOANS     BALANCE ($)    GROUP 2
 --------------------------------------------------------
 1.11 - 1.20            7        68,394,557       29.6
 1.21 - 1.30            7        52,598,851       22.7
 1.31 - 1.40            9        71,474,884       30.9
 1.41 - 1.50            3         8,951,906        3.9
 1.51 - 1.60            2        23,150,000       10.0
 1.61 - 1.70            1         2,211,214        1.0
 2.01 - 2.07            1         4,500,000        1.9
 --------------------------------------------------------
 TOTAL:                30       231,281,412      100.0
 --------------------------------------------------------

   Min: 1.11       Max: 2.07           Wtd Avg: 1.32
 --------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

IV. LARGE LOAN DESCRIPTION
    ----------------------

                                TEN LARGEST LOANS
                                -----------------



--------- --------------------------------------- ---------------- ----------------- ----------- ---------------

                                                     MORTGAGE
   NO.                      PROPERTY NAME           LOAN SELLER          CITY          STATE     PROPERTY TYPE
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------

   1.     Trilogy Apartments (1)                       BSCMI       WYNCOTE               PA       Multifamily
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   2.     DRA - Ahwatukee Foothill Towne Center         WFB        Phoenix               AZ          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   3.     Boston Design Center (2)                     PMCF        Boston                MA          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   4.     Riverside on the James                       PMCF        Richmond              VA          Office
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   5.     Marriott Tysons Corner (3)                   BSCMI       Vienna                VA       Hospitality
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   6.     Lahaina Cannery Mall                          WFB        Lahaina               HI          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   7.     Sterling Glen of Rye Brook (4)               PMCF        Rye Brook             NY       Multifamily
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   8.     Marketplace at Seminole                       PCF        Sanford               FL          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
   9.     The Dome                                     BSCMI       Los Angeles           CA          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
  10.     East Gate Square (Phase I) (5)                PCF         Mt. Laurel           NJ          Retail
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------
          TOTAL/WEIGHTED AVERAGE
--------- --------------------------------------- ---------------- ----------------- ----------- ---------------




--------- --------------------------------------- ---------------------- --------- -------------- ----------------

                                                                           % OF       ROOMS/         LOAN PER
   NO.                      PROPERTY NAME         CUT-OFF DATE BALANCE     POOL      SF/UNITS      ROOM/SF/UNIT
--------- --------------------------------------- ---------------------- --------- -------------- ----------------

   1.     Trilogy Apartments (1)                         $137,500,000        6.4%        1,086         $126,611
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   2.     DRA - Ahwatukee Foothill Towne Center          $108,920,000        5.1%      671,300          $162.25
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   3.     Boston Design Center (2)                        $72,000,000        3.3%      552,344          $130.35
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   4.     Riverside on the James                          $55,250,000        2.6%      263,066          $210.02
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   5.     Marriott Tysons Corner (3)                      $49,330,000        2.3%          390         $126,487
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   6.     Lahaina Cannery Mall                            $47,951,942        2.2%      141,020          $340.04
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   7.     Sterling Glen of Rye Brook (4)                  $47,000,000        2.2%          167         $281,437
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   8.     Marketplace at Seminole                         $44,000,000        2.0%      308,778          $142.50
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
   9.     The Dome                                        $41,415,968        1.9%      216,238          $191.53
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
  10.     East Gate Square (Phase I) (5)                  $40,750,000        1.9%      230,723          $176.62
--------- --------------------------------------- ---------------------- --------- -------------- ----------------
          TOTAL/WEIGHTED AVERAGE                         $644,117,910       29.9%
--------- --------------------------------------- ---------------------- --------- -------------- ----------------




--------- --------------------------------------- ----------- -------------- -------------- ------------

                                                                U/W DSCR     CUT-OFF DATE   BALLOON/ARD
   NO.                      PROPERTY NAME          U/W DSCR     AFTER IO          LTV           LTV
--------- --------------------------------------- ----------- -------------- -------------- ------------

   1.     Trilogy Apartments (1)                    1.54x         1.25x          75.3%         73.4%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   2.     DRA - Ahwatukee Foothill Towne Center     1.50x         1.50x          74.4%         74.4%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   3.     Boston Design Center (2)                  1.93x         1.52x          77.4%         67.1%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   4.     Riverside on the James                    1.74x         1.74x          68.6%         68.6%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   5.     Marriott Tysons Corner (3)                2.09x         1.56x          68.9%         56.4%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   6.     Lahaina Cannery Mall                      1.41x         1.41x          68.5%         57.0%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   7.     Sterling Glen of Rye Brook (4)            1.92x         1.54x          72.5%         63.3%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   8.     Marketplace at Seminole                   1.39x         1.39x          59.7%         50.6%
--------- --------------------------------------- ----------- -------------- -------------- ------------
   9.     The Dome                                  1.51x         1.51x          69.0%         57.4%
--------- --------------------------------------- ----------- -------------- -------------- ------------
  10.     East Gate Square (Phase I) (5)            1.53x         1.25x          76.9%         67.4%
--------- --------------------------------------- ----------- -------------- -------------- ------------
          TOTAL/WEIGHTED AVERAGE                    1.64X         1.45X          72.2%         66.2%
--------- --------------------------------------- ----------- -------------- -------------- ------------


(1)  The loan is interest only for the initial 36 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

(2)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

(3)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 300-month amortization term.

(4)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

(5)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                   MORTGAGE LOAN NO. 1 -- TRILOGY APARTMENTS
-------------------------------------------------------------------------------
                               [5 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 1 -- TRILOGY APARTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                        LOAN INFORMATION                                                  PROPERTY INFORMATION
------------------------------------------------------------------     ------------------------------------------------------------

MORTGAGE LOAN SELLER:           BSCMI                                  SHADOW RATING:          NAP
LOAN PURPOSE:                   Refinance                              SINGLE                  Single Asset
                                                                       ASSET/PORTFOLIO:
ORIGINAL BALANCE:               $137,500,000                           PROPERTY TYPE:          Multifamily
CUT-OFF DATE BALANCE:           $137,500,000                           PROPERTY SUB-TYPE:      High Rise
FIRST PAYMENT DATE:             08/01/2005                             LOCATION:               Wyncote, PA
INTEREST RATE:                  5.44100%                               YEAR BUILT/RENOVATED:   1961 / 2001-2004
AMORTIZATION TERM:              Months 1-36: Interest Only             PERCENT LEASED (AS      92.1% (06/01/2005)
                                Months 37-60: 360 months               OF):
                                                                       UNITS:                  1,086
ARD:                            No                                     THE COLLATERAL:         A Class A multifamily property
                                                                                               located in Wyncote, Pennsylvania.
ANTICIPATED REPAYMENT DATE:     NAP
MATURITY DATE:                  07/01/2010                             OWNERSHIP INTEREST:     Fee
EXPECTED MATURITY BALANCE:      $134,037,073
SPONSORS:                       Jason Schlesinger and Adam
                                Schlesinger

INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                24-payment lockout from date of
                                securitization, with U.S.
                                Treasury defeasance for the
                                following 32 payments, and open
                                to prepayment without premium
                                thereafter through maturity.

CUT-OFF DATE BALANCE PER UNIT:  $126,611                               PROPERTY MANAGEMENT:    Ceebraid Signal Management Group,
                                                                                               Ltd.

UP-FRONT RESERVES:              RE Taxes:         $1,908,502
                                Insurance:        $136,374
                                Replacement:      $22,625
                                Deferred          $61,250              U/W NET CASH FLOW:      $11,677,867
                                Maintenance:
                                                                       APPRAISED VALUE (AS     $182,600,000 (05/05/2005)
                                                                       OF):
ONGOING RESERVES:               RE Taxes:         $213,039 /           CUT-OFF DATE LTV        75.3%
                                                  month                RATIO:
                                Insurance:        $29,358 / month      LTV RATIO AT MATURITY:  73.4%
                                Replacement:      $22,625 / month      U/W DSCR:               1.54x
LOCKBOX:                        Hard                                   U/W DSCR POST IO:       1.25x
------------------------------------------------------------------     ------------------------------------------------------------
------------------------------------------------------------------     ------------------------------------------------------------


THE TRILOGY APARTMENTS LOAN.

     THE LOAN. The largest loan (the "Trilogy Apartments Loan") is a
$137,500,000 first mortgage loan secured by the borrower's fee interest in a
Class A multifamily property (the "Trilogy Apartments Property") located in
Wyncote, Pennsylvania.

     THE BORROWER. The borrower, Cedarbrook Holdings Limited Partnership (the
"Trilogy Apartments Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The general partner of the Trilogy Apartments Borrower is structured with two independent directors. A non-consolidation opinion was delivered at origination. The borrower is sponsored by Jason Schlesinger and Adam Schlesinger. Jason
Schlesinger is the Chairman and CEO of Ceebraid-Signal Corporation and Adam
Schlesinger is the Executive President. Both have reported a net worth in excess of $30 million. Ceebraid-Signal Corporation has over 40 years of operating history and currently owns and/or manages more than

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

40 properties containing over 14,000 residential units as well as industrial, office and retail properties throughout the eastern United States.

     THE PROPERTY. The Trilogy Apartments Property is a 1,086-unit, Class A, three-building, apartment complex with a 672-car garage. The Trilogy Apartments
Property was constructed in 1961 and was renovated from 2001 through 2004. The
Trilogy Apartments Borrower reported spending approximately $36 million in
2001-2004 in property upgrades which included $13.5 million of renovation costs to upgrade all kitchen and bathrooms for approximately 900 apartments (83% of total units). The only apartments not renovated at that time are occupied by long term residents. The Trilogy Apartments Property's amenities include: an
8,000 square foot sports center with indoor racquetball and basketball courts, tennis courts, a heated outdoor swimming pool, a movie screening room, saunas and locker rooms, a clubhouse for use as meeting or leisure space, a 24-hour manned gatehouse, courtesy shuttle bus to area shopping centers and train stations, outdoor and indoor parking, a business center, resident male and female card rooms, study libraries, and on-site restaurants, spa, and pilates facilities. Many of these amenities are available at no charge to residents.
Additionally, all units have been equipped with washer and dryer systems, ceramic tile flooring in the bathroom and kitchens, new Frigidaire appliances, granite countertops and white cabinet systems. All units in buildings 1 and 2, and many units in building 3, have large covered balconies. All hallways, lobbies and common areas have been renovated within the last 2 years. There is also a new spa and restaurant scheduled to open in building 1 to serve the
Trilogy community as well as residents in the neighboring areas.



---------------- ---------------------------- ------------- ----------- ---------- ------------
                                                                                      AVG.
                                                                                     MONTHLY
                                                                                     MARKET
                           UNIT TYPE            SUB-TOTAL      TOTAL     AVG. SF      RENTS
---------------- ---------------------------- ------------- ----------- ---------- ------------

Studio           Studio                            14           14         583        $910
---------------- ---------------------------- ------------- ----------- ---------- ------------
1 Bdrm           1 BR / 1 BA / Den                 44                               $1,482
                 ---------------------------- -------------
                 1 BR / 1 BA (small)               76                                 $931
                 ---------------------------- -------------
                 1 BR / 1 BA                      357                               $1,245
                 ---------------------------- -------------
                 1 BR / 2 BA / Den                 49          526         941      $1,461
---------------- ---------------------------- ------------- ----------- ---------- ------------
2 Bdrm           2 BR / 2 BA / Den                145                               $1,812
                 ---------------------------- -------------
                 2 BR / 2 BA / Den / Dining        85                               $2,137
                 ---------------------------- -------------
                 2 BR / 2 BA / Dining              65                               $1,811
                 ---------------------------- -------------
                 2 BR / 1 BA                       17                               $1,326
                 ---------------------------- -------------
                 2 BR / 2 BA                      192          504        1,501     $1,610
---------------- ---------------------------- ------------- ----------- ---------- ------------
3 Bdrm           3 BR / 2 BA / Den                 26                               $2,050
                 ---------------------------- -------------
                 3 BR / 2 BA                       3                                $1,518
                 ---------------------------- -------------
                 3 BR / 2 BA / Den / Dining        13           42        1,849     $2,376
---------------- ---------------------------- ------------- ----------- ---------- ------------
                 TOTAL                           1,086        1,086       1,231
---------------- ---------------------------- ------------- ----------- ---------- ------------


     PROPERTY MANAGEMENT. The Trilogy Apartments Property is managed by Ceebraid
Signal Management Group, Ltd., an affiliate of the Trilogy Apartments Borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. The Trilogy Apartments Borrower may obtain a release of a specified parcel of unimproved land adjacent to the mortgaged property, without any required prepayment of the Trilogy Apartments Loan, provided the borrower satisfies certain legal conditions specified in the mortgage loan documents. The lender did not underwrite any income from this parcel, and the appraisal did not assign it any value.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

          MORTGAGE LOAN NO. 2 -- DRA - AHWATUKEE FOOTHILL TOWNE CENTER

                                [3 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



---------------------------------------------------------------------------------------------------------------------------------
                                  MORTGAGE LOAN NO. 2 -- DRA - AHWATUKEE FOOTHILL TOWNE CENTER
---------------------------------------------------------------------------------------------------------------------------------
                        LOAN INFORMATION                                                PROPERTY INFORMATION
-----------------------------------------------------------------    ------------------------------------------------------------

MORTGAGE LOAN SELLER:            WFB                                 SHADOW RATING:              NAP
LOAN PURPOSE:                    Refinance                           SINGLE ASSET/PORTFOLIO:     Single Asset
ORIGINAL BALANCE: (1)            $108,920,000                        PROPERTY TYPE:              Retail
CUT-OFF DATE BALANCE: (1)        $108,920,000                        PROPERTY SUB-TYPE:          Anchored
FIRST PAYMENT DATE:              09/01/2005                          LOCATION:                   Phoenix, AZ
INTEREST RATE:                   5.29500%                            YEAR BUILT/RENOVATED:       1996, 1997, 1999, 2000 / NAP
AMORTIZATION TERM:               Interest Only                       PERCENT LEASED (AS OF):     93.1% (03/31/2005)
ARD:                             No                                  NET RENTABLE AREA:          671,300
ANTICIPATED REPAYMENT DATE:      NAP                                 THE COLLATERAL:             17 single-story buildings serving
MATURITY DATE:                   08/01/2010                                                      as an anchored retail center with
EXPECTED MATURITY BALANCE:       $108,920,000                                                    50 tenants located in Phoenix,
SPONSOR:                         DDRA Community Centers Five, L.P.                               Arizona.
INTEREST CALCULATION:            Actual/360
                                                                     OWNERSHIP INTEREST:         Fee

                                                                                                                       LEASE
                                                                                                                       -----
                                                                     MAJOR TENANTS                % NRA   RENT PSF   EXPIRATION
                                                                     -------------                -----   --------   ----------
CALL PROTECTION:                 24-payment lockout from date        AMC Theater                  11.6%    $15.85    12/31/2021
                                 of securitization, with the         Bassett Furniture            8.9%     $14.50    08/31/2010
                                 greater of 1% or Yield              Jo-Ann Etc.                  6.9%     $10.00    01/31/2010
                                 Maintenance for the following
                                 31 payments, and open to
                                 prepayment without premium
                                 thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:     $162.25                             PROPERTY MANAGEMENT:        Developers Diversified Realty
                                                                                                 Corporation
UP-FRONT RESERVES:               None
ONGOING RESERVES:                Vacant Space     $100,000
                                 Impound:
                                                                     U/W NET CASH FLOW:          $8,769,748
                                 RE Taxes: (1)    Springing          APPRAISED VALUE (AS OF):    $146,400,000 (05/17/2005)
                                 Insurance: (1)   Springing          CUT-OFF DATE LTV RATIO:     74.4%
                                 Replacement:     Springing          LTV RATIO AT MATURITY:      74.4%
                                 (1)
                                 TI/LC: (1)       Springing          U/W DSCR:                   1.50x
LOCKBOX:                         Hard                                U/W DSCR POST IO:           NAP
------------------------------------------------------------------     ------------------------------------------------------------
------------------------------------------------------------------     ------------------------------------------------------------

(1)  Borrower is not required to make monthly real estate tax, insurance, replacement, or TI/LC deposits unless and until the earlier of the following events occurs: (i) the occurrence of a default; (ii) the debt service coverage ratio is less then 1.15x; or (iii) any assignment of borrower's obligations under the loan documents to, and assumption of such obligations by, a successor borrower.

THE DRA - AHWATUKEE FOOTHILL TOWNE CENTER LOAN.

     THE LOAN. The second largest loan (the "DRA - Ahwatukee Foothill Towne
Center Loan") is a $108,920,000 first mortgage loan secured by the borrower's fee simple interest in the DRA - Ahwatukee Foothill Towne Center (the "DRA -
Ahwatukee Foothill Towne Center Property") located in Phoenix, Arizona.

     THE BORROWER. The borrower, DDRA Ahwatukee Foothills LLC (the "DRA -
Ahwatukee Foothill Towne Center Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination. The DRA - Ahwatukee
Foothill Towne Center Borrower is a direct subsidiary of DDRA Community Centers
Five, L.P., the sponsor of the DRA - Ahwatukee Foothill Towne Center Loan. DDRA
Community Centers Five, L.P., is beneficially owned by CC Co-Investment LLC and
Developers Diversified Realty Corporation.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     CC Co-Investment LLC is a newly formed fund managed by Manageco CC LLC, an affiliate of DRA Advisors LLC. DRA Advisors LLC is a privately held real estate investment advisor which invests its clients' funds primarily through a series of commingled funds, mainly the DRA Growth and Income Funds IV LLC with approximately $1.2 billion of client funds and controlling approximately $4.5 billion of real estate. Since inception in 1995, the various funds have acquired approximately 157 properties nationwide in various asset classes including 27 million square feet of shopping centers, 16 million square feet of office space and 13,000 apartment units.

     Developers Diversified Realty Corporation (rated `BBB' by S&P) is a publicly-traded real estate investment trust ("REIT") which currently owns and manages over 470 operating and development properties totaling approximately 109 million square feet of real estate in 44 states and Puerto Rico. Developers
Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company, which acquires, develops, leases and manages shopping centers.

     THE PROPERTY. The DRA - Ahwatukee Foothill Towne Center Property is a
671,300 square foot, 17 building anchored retail center located in Phoenix,
Arizona. The subject property is 93.0% leased to 50 tenants. The anchor tenants make up 66.8% of the net rentable area and 60.9% of the total contract rent of the property. Of the 50 tenants at the property, 20 are national businesses, of which two are investment grade tenants (Best Buy and Ross Dress for Less). In addition, the DRA - Ahwatukee Foothill Towne Center Property is part of a larger power center and indirectly benefits from the tenants located in Phase I, which is not part of collateral, including Target and several other nationally recognized tenants. The subject property is located on the south side of Ray
Road between 46th Place and Interstate 10. Ray Road is a major east/west thoroughfare with 3 lanes of traffic in each direction. 48th Street is a major north/south thoroughfare with 2 lanes of traffic in each direction. The DRA -
Ahwatukee Foothill Towne Center Property also has good exposure from Interstate
Highway 10, and is located at the foot of South Mountain Park, which is surrounded by residential developments.

     SIGNIFICANT TENANTS: As of March 31, 2005, the DRA - Ahwatukee Foothill
Towne Center Property was approximately 93.0% leased to 50 tenants.

     AMC Theater leases 78,000 square feet (11.6% of the NRA) for $15.85 psf expiring in December 2021. AMC Theater is one of the world's leading theatrical exhibition companies based on revenues. As of March 31, 2005, the Company operated 229 theaters with 3,546 screens (3,308 in North America and 238 in
China, Japan, France, Portugal, Spain and the U.K.).

     Bassett Furniture leases 60,000 square feet (8.9% of the NRA) for $14.50 psf expiring in August 2010. Bassett Industries is one of the largest manufacturers and marketers of home furnishings, with approximately six manufacturing facilities throughout the United States. Bassett's products are sold through Bassett Furniture Direct stores, @t Home with Bassett galleries, and other furniture and department stores. As of November 27, 2004, the retail segment operates a store network of 116 Bassett Furniture Direct stores, 12 of which are Bassett owned retail stores, and have a presence in over 1,000 furniture and department stores located throughout the United States.

     Jo-Ann Etc. leases 46,535 square feet (6.9% of the NRA) for $10.00 psf expiring in January 2010. Jo-Ann Etc. engages in the retail of fabrics and crafts in the United States. The company operates retail stores, which features merchandise used in sewing, crafting, and home decorating projects, as well as softline, hardline, and seasonal products. As of May 5, 2005, the parent company, Jo-Ann Stores, Inc., operated retail stores under Jo-Ann Fabrics and
Crafts, and other Jo-Ann names, and consisted of 849 locations in 47 states.
Jo-Ann Stores, Inc. was founded in 1943 and is headquartered in Hudson, Ohio.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                 MTM           1               5,025            0.7%             5,025            0.7%
                2006          12              61,595            9.2%            66,620            9.9%
                2007          15             129,331           19.3%           195,951           29.2%
                2008           5              26,085            3.9%           222,036           33.1%
                2009           3              19,045            2.8%           241,081           35.9%
                2010           3             109,394           16.3%           350,475           52.2%
                2011           2              75,343           11.2%           425,818           63.4%
                2012           3              54,583            8.1%           480,401           71.6%
                2013           1               5,200            0.8%           485,601           72.3%
                2014           1              45,000            6.7%           530,601           79.0%
          THEREAFTER           4              93,955           14.0%           624,556           93.0%
              VACANT         NAP              46,744            7.0%           671,300          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          50             675,300          100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The DRA - Ahwatukee Foothill Towne Center Property is
managed by Developers Diversified Realty Corporation, which is an affiliate of the borrower. The management agreement is subordinate to the DRA - Ahwatukee
Foothill Towne Center Loan.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                   MORTGAGE LOAN NO. 3 -- BOSTON DESIGN CENTER

                               [2 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 3 -- BOSTON DESIGN CENTER
-----------------------------------------------------------------------------------------------------------------------------------
                        LOAN INFORMATION                                                 PROPERTY INFORMATION
-----------------------------------------------------------------    --------------------------------------------------------------

MORTGAGE LOAN SELLER:           PMCF                                 SHADOW RATING:                   NAP
LOAN PURPOSE:                   Refinance                            SINGLE ASSET/PORTFOLIO:          Single Asset
ORIGINAL BALANCE:               $72,000,000                          PROPERTY TYPE:                   Retail
CUT-OFF DATE BALANCE:           $72,000,000                          PROPERTY SUB-TYPE:               Anchored
FIRST PAYMENT DATE:             10/05/2005                           LOCATION:                        Boston, MA
INTEREST RATE:                  5.02000%                             YEAR BUILT/RENOVATED:            1918 / 2000
AMORTIZATION TERM:              Months 1- 24: Interest Only          PERCENT LEASED (AS OF):          94.0% (05/11/2005)
                                Months 25-120:  360 months           NET RENTABLE AREA:               552,344
ARD:                            Yes                                  THE COLLATERAL:                  An 8-story retail design
                                                                                                      center facility with an
                                                                                                      office component located in
                                                                                                      Boston, Massachusetts.

ANTICIPATED REPAYMENT DATE:     09/05/2015
MATURITY DATE:                  01/05/2025
EXPECTED ARD BALANCE:           $62,448,015                          OWNERSHIP INTEREST:              Leasehold
SPONSORS:                       Jonathan Davis and Paul Marcus
INTEREST CALCULATION:           Actual/360

                                                                                                                RENT     LEASE
                                                                     MAJOR TENANTS                    % NRA     PSF    EXPIRATION
                                                                     -------------                    -----     ---    ----------
CALL PROTECTION:                25-payment lockout from date of      Boston Medical Health Plan,
                                securitization, with U.S.            Inc. (4)                          7.9%    $9.35   10/31/2006
                                Treasury defeasance for the          The Robert Allen Group, Inc.      7.1%   $12.69   06/30/2011
                                following 91 payments, and open      Baker Knapp & Tubbs, Inc.         4.1%   $18.40   07/31/2013
                                to prepayment without premium
                                thereafter until the maturity
                                date.

CUT-OFF DATE BALANCE PER SF:    $130.35                              PROPERTY MANAGEMENT:             Davis Management
                                                                                                      Corporation, Inc.
UP-FRONT RESERVES:              Other: (1)       $1,000,000
ONGOING RESERVES:               Ground Rent:     Springing           U/W NET CASH FLOW:               $7,081,745
                                (2)                                  APPRAISED VALUE (AS OF):         $93,000,000 (05/01/2005)
                                RE Tax: (2)      Springing           CUT-OFF DATE LTV RATIO:          77.4%
                                Insurance: (2)   Springing           LTV RATIO AT ARD:                67.1%
                                Replacement:     Springing           U/W DSCR:                        1.93x
                                (3)                                  U/W DSCR POST IO:                1.52x
                                Other: (2)       Springing
LOCKBOX:                        Hard
-----------------------------------------------------------------    --------------------------------------------------------------
-----------------------------------------------------------------    --------------------------------------------------------------

(1)  The borrower deposited $1,000,000 into a reserve account to be used to pay for tenant improvements and leasing commissions in connection with re-leasing the office space which is currently leased but not occupied by
     Boston Medical Health Plan, Inc. Any remaining funds in this reserve will be released to the borrower when 95% of the Boston Medical Health Plan,
     Inc. space has been re-leased to tenants who are in occupancy and paying rent.
(2)  Upon the occurrence of a "Sweep Event", ongoing monthly escrows for 1/12 of annual ground rent, real estate taxes, insurance premiums and other will be required. A "Sweep Event" means the occurrence of any of the following events: (i) an event of default occurs; (ii) the Anticipated Repayment Date occurs or (iii) the property fails to maintain a 1.10x DSCR.
(3)  Upon the occurrence of a Sweep Event, the borrower is required to deposit
     $9,036 monthly into a Replacement Reserve.
(4)  Tenant has vacated the space but is currently paying rent.

THE BOSTON DESIGN CENTER LOAN.

     THE LOAN. The third largest loan (the "Boston Design Center Loan") is a
$72,000,000 first mortgage loan secured by the borrower's leasehold interest in the Boston Design Center (the "Boston Design Center Property") located in
Boston, Massachusetts.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     THE BORROWER. The borrower, DIV Design, LLC (the "Boston Design Center
Borrower"), is a single purpose bankruptcy remote entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with an independent director. A non-consolidation opinion was delivered at origination. The sponsors are
Jonathan Davis and Paul Marcus. Jonathan Davis is the founder and principal of
The Davis Companies, a real estate investment development and management firm, and Paul Marcus is a principal of The Davis Companies and President of Davis
Investment Ventures, Inc.

     THE PROPERTY. The Boston Design Center Property is a 552,344 square foot,
8-story retail design center facility with an office component located in the
Seaport District of Boston, Massachusetts. Originally constructed in 1918, the
Boston Design Center Property was renovated in 2000. The Boston Design Center
Property has been serving professional interior designers and their clients since 1985. It has over 75 showrooms representing more than 1,200 product lines in furniture, fabrics, wall-coverings, floor coverings, lighting, art, accessories, antiques, home entertainment systems, kitchens and baths. The
Boston Design Center Property is located approximately one mile from the juncture of I-90 and I-93, which interstates provide access to all areas of New
England. Logan International Airport is just three miles from the property via
I-90.

     SIGNIFICANT TENANTS: As of May 11, 2005, the Boston Design Center Property
was approximately 94.0% leased to over 90 tenants.

     Boston Medical Health Plan, Inc. leases 43,750 square feet of office space
(7.9% of total NRA) under a lease for $9.35 psf expiring October 31, 2006, with one five-year renewal option. Boston Medical Health Plan, Inc. is a private, not-for-profit, academic medical center. The subject space was used primarily for administrative purposes. The tenant has vacated the space but continues to pay rent. Management is in the process of subleasing this space. At origination, the Boston Design Center Borrower was required to deposit $1,000,000 into a reserve account to be used to pay tenant improvements and leasing commissions in connection with the re-leasing of this space.

     The Robert Allen Group, Inc. leases 39,210 square feet of space (7.1% of total NRA) under a lease for $12.69 psf expiring June 30, 2011. The Robert Allen
Group, Inc. is a designer and marketer of fabrics and home furnishings under numerous brand names including Ametex, Robert Allen, Robert Allen @ Home, Beacon
Hill, and Contract.

     Baker Knapp & Tubbs, Inc. leases 22,636 square feet of space (4.1% of total
NRA) under a lease for $18.40 psf expiring July 31, 2013. Baker Knapp & Tubbs,
Inc. specializes in the production of furniture and interior decorative accessories. Baker Knapps & Tubbs, Inc. is part of the Kohler Interiors Group and a wholly-owned subsidiary of Kohler Co.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                 MTM           7             11,609             2.1%            11,609            2.1%
                2005           6             20,255             3.7%            31,864            5.8%
                2006          10             90,855            16.5%           122,719           22.2%
                2007           7             15,360             2.8%           138,079           25.0%
                2008           3              6,748             1.2%           144,827           26.2%
                2009          10             31,888             5.8%           176,715           32.0%
                2010           3             16,734             3.0%           193,449           35.0%
                2011          22            123,164            22.3%           316,613           57.3%
                2012          10             53,028             9.6%           369,641           66.9%
                2013           9             61,217            11.1%           430,858           78.0%
                2014           6             18,458             3.3%           449,316           81.3%
                2015           7             13,298             2.4%           462,614           83.8%
          THEREAFTER           8             56,755            10.3%           519,369           94.0%
              VACANT         NAP             32,975             6.0%           552,344          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL         108            552,344           100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the subject property through year-end 2015 as of the May 11, 2005 rent roll.

     PROPERTY MANAGEMENT. The Boston Design Center Property is managed by Davis
Management Corporation, Inc., an affiliate of the Boston Design Center Borrower.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     GROUND LEASE. The Boston Design Center Property is subject to a ground lease expiring March 20, 2035, with five 5-year extension options. The ground lessor is the Economic Development and Industrial Corporation, which is administered by the Economic Development Division of the Boston Redevelopment
Authority. Fixed rent under the ground lease is currently $161,498 per year, increasing to $173,610 per year in 2006, with rent steps of 7.5% at the end of every fifth lease year. In addition to the fixed rent, the Boston Design Center
Borrower also pays percentage rent equal to 9.375% of gross receipts for the first 40 years of the lease term (increasing to 12.5% of gross receipts thereafter), net of parking revenues, subtenant reimbursements for direct operating expenses, legal and professional fees and other direct expenses of operating the property.

RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                  MORTGAGE LOAN NO. 4 -- RIVERSIDE ON THE JAMES

                               [2 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9


-----------------------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE LOAN NO. 4 -- RIVERSIDE ON THE JAMES
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            PMCF                               SHADOW RATING:             NAP
LOAN PURPOSE:                    Acquisition                        SINGLE ASSET/PORTFOLIO:    Single Asset
ORIGINAL BALANCE: (1)            $55,250,000                        PROPERTY TYPE:             Office
CUT-OFF DATE BALANCE: (1)        $55,250,000                        PROPERTY SUB-TYPE:         Urban
FIRST PAYMENT DATE:              10/05/2005                         LOCATION:                  Richmond, VA
INTEREST RATE:                   5.25000%                           YEAR BUILT/RENOVATED:      2005 / NAP
AMORTIZATION TERM:               Interest Only                      PERCENT LEASED (AS OF):    80.9% (07/29/2005)
ARD:                             Yes                                NET RENTABLE AREA: (1)     263,066
ANTICIPATED REPAYMENT DATE:      09/05/2010                         THE COLLATERAL:            A 15-story office property located
MATURITY DATE:                   09/05/2030                                                    in Richmond, Virginia.
EXPECTED ARD BALANCE: (1)        $55,250,000
SPONSOR:                         Prudential Investment              OWNERSHIP INTEREST:        Fee, subject to a leasehold
                                 Management, Inc.
INTEREST CALCULATION:            Actual/360

                                                                                                                         LEASE
                                                                    MAJOR TENANTS                % NRA     RENT PSF    EXPIRATION
                                                                    -------------                -----     --------    ----------
CALL PROTECTION:                 Office Note ($53,000,000):         Troutman Sanders, LLP (4)    54.0%      $30.37     04/30/2021
                                 25-payment lockout from date       Harris Williams & Co. (5)    10.4%      $26.98     05/31/2012
                                 of securitization, with U.S.       Thomas Rutherfoord, Inc(6)   10.4%      $27.05     05/31/2015
                                 Treasury defeasance for the
                                 following 33 payments, and
                                 open to prepayment without
                                 premium thereafter until the
                                 maturity date.
                                 Retail Note ($2,250,000): A
                                 payment lockout up to and
                                 including the September 2006
                                 payment date, with the
                                 greater of 1% or Yield
                                 Maintenance thereafter until
                                 two months prior to the ARD
                                 when it is open to prepayment
                                 without premium.

CUT-OFF DATE BALANCE PER SF:     $210.02                            PROPERTY MANAGEMENT:       Daniel Realty Services LLC
(1)                                                                 U/W NET CASH FLOW:         $5,131,037
UP-FRONT RESERVES:               Other: (2)      $4,465,055         APPRAISED VALUE (AS OF):   $80,500,000 (07/01/2005)
ONGOING RESERVES:                Ground Rent:    Springing          (7)
                                 (3)                                CUT-OFF DATE LTV RATIO:    68.6%
                                 RE Tax: (3)     Springing          (7)
                                                                    LTV RATIO AT ARD:  (7)     68.6%
                                 Insurance: (3)  Springing          U/W DSCR:                  1.74x
                                 Replacement:    Springing
                                 (3)                                U/W DSCR POST IO:          NAP
LOCKBOX:                         Hard
-----------------------------------------------------------------    --------------------------------------------------------------
-----------------------------------------------------------------    --------------------------------------------------------------

(1)  The "Riverside on the James Loan" is evidenced by two cross-collateralized and cross-defaulted notes, referred to respectively as the "Riverside on the James Office Note" (with an original principal balance of $53,000,000)
     and the "Riverside on the James Retail Note" (with an original principal balance of $2,250,000). Unless otherwise specified, all information set forth in these tables is presented on an aggregate basis.
(2)  This reserve consists of an amount held back from the property acquisition price and is comprised of a Punchlist Holdback ($303,178.50) and a Lease
     Holdback ($4,161,876). The reserve is being held by the First American
     Title Insurance Company pursuant to an escrow arrangement between the seller and the borrower. The lender has a pledge of the borrower's rights under this escrow arrangement and an agreement from the borrower to cause all amounts the borrower is entitled to receive under the escrow arrangement to be deposited into the loan's cash management system.
(3)  An ongoing escrow springs if either an Event of Default occurs or the DSCR drops below 1.25x.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

(4)  Troutman Sanders, LLP has executed three separate leases at the property, all of which expire on April 30, 2021. The first lease is for 136,800 square feet at $30.93 psf. The second lease is for 4,194 square feet at
     $18.25 psf and the third lease is for 1,134 square feet at $7.25 psf. The tenant is in a free rent period, with rental payments commencing on October
     8, 2005, and is currently paying a weighted average of $2.34 psf. The Rent
     PSF presented above is a weighted average based on the rental payments commencing on October 8, 2005 under all three leases.
(5)  Harris Williams & Co. has executed a lease for 27,418 square feet. The tenant currently occupies 21,000 square feet and is in a free rent period, with rental payments commencing on September 6, 2005 for $26.00 psf. The tenant will expand into a portion of the leased but unoccupied space and begin paying rent on 24,000 square feet on July 1, 2006 and 27,418 square feet on July 1, 2007. The % NRA and Rent PSF referenced above are as of
     July 1, 2007. See the Significant Tenants section below for further discussion.
(6)  Thomas Rutherfoord, Inc. has executed a lease for 27,418 square feet. The tenant currently occupies 20,702 square feet and is in a free rent period, with rental payments commencing on December 13, 2005 at $26.00 psf. The tenant will expand into a portion of the leased but unoccupied space and begin paying rent on 24,060 square feet on August 1, 2006 and 27,418 square feet on August 1, 2007. The % NRA and Rent PSF referenced above are as of
     August 1, 2007. See the Significant Tenants section below for further discussion.
(7)  The appraiser also concluded that the "As-Stabilized" value of the property would be $86,000,000 as of January 1, 2006. The Cut-off Date LTV Ratio and
     the LTV Ratio at ARD are based on the "As-Is" value of $80,500,000.

THE RIVERSIDE ON THE JAMES LOAN.

     THE LOAN. The fourth largest loan (the "Riverside on the James Loan") is a
$55,250,000 first mortgage loan secured by the borrower's fee interest in a condominium unit (subject to a leasehold interest) in the Riverside on the James property (the "Riverside on the James Property") located in Richmond, Virginia.

     THE BORROWER. The borrower, Riverside Owner LLC (the "Riverside on the
James Borrower"), a Delaware limited liability company, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at origination. The
Riverside on the James Borrower acquired the property as part of a "reverse"
exchange permitted under Section 1031 of the United States Internal Revenue Code
("IRC"). At origination of the Riverside on the James Loan, the 100% equity owner and sole member of the Riverside on the James Borrower was Fiddlehead
Acquisitions Inc., a subsidiary of JPMorgan Chase ("JPMC Sub"), which is an entity that acts as a "qualified intermediary" under IRC regulations. Pursuant to IRC regulations, JPMC Sub, as nominee of the Riverside on the James Borrower, will hold indirect ownership of the property until the date that is the earlier to occur of (i) the expiration of the 180-day period from the date of origination of the Riverside on the James Loan or (ii) the sale of another property owned by an affiliate of the Riverside on the James Borrower to complete the 1031 exchange (such time, the "Exchange Date"). On the Exchange
Date, Riverside Owner Corp. will become the sole member of the Riverside on the
James Borrower pursuant to executed entity organization documents and assignment and assumption documents that have been pre-approved by the lender and delivered into escrow, and such documents are to become effective upon their release from escrow on the Exchange Date. On the Exchange Date, the Riverside on the James
Borrower will be indirectly owned by Amacar GP, Inc. (10%); PF Global Real
Estate, LLC (45%); and DLJMB Fund, Inc. (45%). The Riverside on the James
Borrower is sponsored by Prudential Investment Management, Inc. Prudential
Investment Management, Inc. is wholly-owned by Prudential Financial, Inc. (rated
A-/A3/A by S/M/F).

     In addition, on the Exchange Date, the Riverside on the James Borrower will enter into a master lease of its entire interest in the property with Riverside
Tenant LLC, a Delaware limited liability company, as master lessee, in order to accommodate restrictions under Islamic law with respect to certain investors in the master lessee that prohibit such investors from paying interest and otherwise engaging in conventional mortgage borrowing. The master lessee is a single purpose bankruptcy remote entity which has no material assets other than its interest in the master lease. The master lease provides for ongoing monthly lease payments in an amount equal to the debt service payments under the
Riverside on the James Loan and other expenses of the Riverside on the James
Borrower.

     THE PROPERTY. The Riverside on the James Property is part of a mixed-use development, consisting of an office building, a residential development and a retail development (not yet built). The Riverside on the James Property is a
15-story office building with ground floor retail that includes a 6-story parking garage containing approximately 790 parking spaces (but excludes a below-ground parking garage). The building was completed in 2005. The building is located on Brown's Island in Richmond, Virginia. The collateral also includes the ground-floor retail portion (which is also part of the condominium unit) of an adjacent 122-unit, high-rise residential condominium building (the
"Residential Retail Component"). The collateral currently consists of a single condominium unit, containing both office space and retail space. Within 120 days of the origination date, the Riverside of James Borrower is obligated to cause the single condominium unit to be subdivided into two condominium units (an office component and the Residential Retail Component).

     The land underlying the Riverside on the James Property is subject to a ground lease that has been contributed to the condominium regime and constitutes a limited common element, over which a unit owner would exercise rights through the condominium association.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     SIGNIFICANT TENANTS: As of July 29, 2005, the Riverside on the James
Property was approximately 80.9% leased to seven tenants.

     Troutman Sanders, LLP leases 141,928 square feet of space (54.0% of NRA)
under three separate leases for a weighted average rent of $30.37 psf, expiring
April 30, 2021, with annual 2% rent increases and two 5-year extension options.
The tenant is in a free rent period, with rental payments commencing on October
8, 2005, and is currently paying a weighted average rent of $2.34 psf. Troutman
Sanders, LLP was founded in 1897 and is an international law firm with offices in nine cities, including Hong Kong and London.

     Harris Williams & Co. leases 27,418 square feet (10.4% of NRA) under a lease expiring May 31, 2012. Harris Williams & Co. currently occupies 21,000 square feet and is in a free rent period. Beginning on September 6, 2005, Harris
Williams & Co. will pay $26.00 psf on the 21,000 square feet that it currently occupies. On July 1, 2006, Harris Williams & Co. will occupy an additional 3,000 square feet and pay $26.48 psf for the entire 24,000 square feet it will occupy.
On July 1, 2007, Harris Williams & Co. will occupy an additional 3,418 square feet and will pay $26.98 psf for the entire 27,418 square feet. The holdback reserve in place at origination includes, among other things, an amount equal to the rental payments on this lease from the date of origination through the respective expansion dates. Harris Williams & Co. is the largest independently-owned merger and acquisition advisory firm in the United States, exclusively serving the middle market. The Riverside on the James Property serves as Harris Williams headquarters.

     Thomas Rutherfoord, Inc leases 27,418 square feet (10.4% of NRA) under a lease expiring May 31, 2015. Thomas Rutherfoord, Inc currently occupies 20,702 square feet and is in a free rent period. Beginning on December 13, 2005, Thomas
Rutherfoord, Inc will pay $26.00 psf on the 20,702 square feet that it currently occupies. On August 1, 2006, Thomas Rutherfoord, Inc will occupy an additional
3,358 square feet and pay $26.52 psf for the entire 24,060 square feet it will occupy. On August 1, 2007, Thomas Rutherfoord, Inc will occupy an additional
3,358 square feet and will pay $27.05 psf for the entire 27,418 square feet. The holdback reserve in place at origination includes, among other things, an amount equal to the rental payments on this lease from the date of origination through the respective expansion dates. Thomas Rutherfoord, Inc is an independently owned insurance brokerage firm, with a location in Richmond, Virginia dating back to approximately 1794.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2007           1              1,700             0.6%             1,700            0.6%
                2010           2             10,388             3.9%            12,088            4.6%
                2012           1             27,418            10.4%            39,506           15.0%
                2015           2             31,106            11.8%            70,612           26.8%
          THEREAFTER           3            142,128            54.0%           212,740           80.9%
              VACANT         NAP             50,326            19.1%           263,066          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL           9            263,066           100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the subject property through year-end 2015 as of the July 29, 2005 rent roll.

     PROPERTY MANAGEMENT. The Riverside on the James Property is managed by
Daniel Realty Services, LLC, which is not affiliated with the Riverside on the
James Borrower.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE. The Riverside on the James Property is encumbered by a ground lease that expires April 30, 2102. Fixed rent payments of $53,600 per annum commence on May 1, 2006. Annual ground rent will increase to $72,800 on May 1,
2009, $92,000 on May 1, 2012, and $111,200 on May 1, 2015. The Riverside on the
James Borrower or the condominium association on its behalf has an option to purchase the ground lessor's fee interest at a fixed purchase price of
$1,824,000, exercisable at any time, in which event the fee interest would become a limited common element. In the event the option is exercised and the
Riverside on the James Borrower or the condominium association on its behalf acquires the fee interest, the loan documents require the fee interest to be subordinated to the lien of the mortgage.

     In addition, pursuant to a contract of sale between Riverside Owner Corp.
and the ground lessor, Riverside Owner Corp. is purchasing the ownership interest in the ground lessor and upon such purchase, it has agreed to subordinate the ground lessor's fee interest to the lien of the Mortgage. The acquisition of this interest by Riverside Owner Corp. is still subject to the purchase option of the Riverside on the James Borrower or the condominium association on its behalf described in the prior paragraph.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     RELEASE OF PARCELS.  Not Allowed.

     RELEASE OF CROSS-COLLATERALIZATION AND CROSS-DEFAULT. So long as Prudential
Investment Management, Inc. owns both the retail and office condominium units, the notes are required to be cross-collateralized and cross-defaulted. If the
Riverside on the James Retail Note is assumed by a third party, the cross-collateralization and cross-default requirements will be terminated and the Riverside on the James Retail Note will be secured solely by the Residential
Retail Component. In addition, the cross-collateralization and cross-default provisions will be terminated in the event of a voluntary prepayment by the
Riverside on the James Borrower of the Riverside on the James Retail Note after the expiration of the applicable lock-out period.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                  MORTGAGE LOAN NO. 5 -- MARRIOTT TYSONS CORNER

                               [4 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE LOAN NO. 5 -- MARRIOTT TYSONS CORNER
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            BSCMI                              SHADOW RATING:            NAP
LOAN PURPOSE:                    Refinance                          SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:                $49,330,000                        PROPERTY TYPE:            Hospitality
CUT-OFF DATE BALANCE:            $49,330,000                        PROPERTY SUB-TYPE:        Full Service
FIRST PAYMENT DATE:              06/01/2005                         LOCATION:                 Vienna, VA
INTEREST RATE:                   5.33850%                           YEAR BUILT/RENOVATED:     1981 / 2004
AMORTIZATION TERM:               Months 1-24: Interest Only         OCCUPANCY (AS OF):        74.7% (T-12 - 05/31/2005)
                                 Months 25-120: 300 months          ROOMS:                    390
ARD:                             No                                 THE COLLATERAL:           A 15-story, 390-room, full-service
ANTICIPATED REPAYMENT DATE:      NAP                                                          hotel located in Vienna, Virginia.
MATURITY DATE:                   05/01/2015
EXPECTED MATURITY BALANCE:       $40,403,842
SPONSOR:                         Sunstone Hotel Investors, Inc.     OWNERSHIP INTEREST:       Fee
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 24-payment lockout from date
                                 of securitization, with U.S.
                                 Treasury defeasance for the
                                 following 91 payments, and open to
                                 prepayment without premium on the
                                 maturity date.

CUT-OFF DATE BALANCE PER ROOM:   $126,487                           PROPERTY MANAGEMENT:      Marriott Hotel Services, Inc.

UP-FRONT RESERVES:               RE Taxes:     $270,816
                                 Deferred      $11,250
                                 Maintenance:                       U/W NET CASH FLOW:        $5,589,771
                                 Other: (1)    $480,000             APPRAISED VALUE (AS       $71,600,000 (03/18/2005)
ONGOING RESERVES:                RE Taxes:     $51,006 / month      OF):
                                 Insurance:    Springing            CUT-OFF DATE LTV RATIO:   68.9%
                                 (2)                                LTV RATIO AT MATURITY:    56.4%
LOCKBOX:                         Springing Hard                     U/W DSCR:                 2.09x
                                                                    U/W DSCR POST IO:         1.56x
----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------

(1)  This reserve of $480,000 was held back to fund part of a renovation program and other repairs.
(2)  An ongoing monthly escrow springs for 1/12 of annual insurance premiums if the borrower fails to provide lender evidence of payment of the insurance premiums.

THE MARRIOTT TYSONS CORNER LOAN.

     THE LOAN. The fifth largest loan (the "Marriott Tysons Corner Loan") is a
$49,330,000 first mortgage loan secured by the borrower's fee interest in the
Marriott Tysons Corner (the "Marriott Tysons Corner Property") located in
Vienna, Virginia.

     THE BORROWER. The borrower, Sunstone Leesburg, LLC (the "Marriott Tysons
Corner Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with two independent directors. A non-consolidation opinion was delivered at origination. The sponsor, Sunstone Hotel Investors,
Inc. ("Sunstone"; NYSE: SHO), is a California-based real estate investment trust
("REIT") that owns hotels throughout the United States. As of December 31, 2004,
Sunstone owned 54 hotels, with 13,183 rooms, located in 17 states in the United
States. Sunstone's hotels are operated under a number of flags, including
Marriott, Hilton, Hyatt, InterContinental and Wyndham.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     THE PROPERTY. The Marriott Tysons Corner Property is a Marriott flagged,
15-story, 390-room full-service hotel located in Vienna, Virginia. The Marriott
Tysons Corner Property was built in 1981 and features a fully equipped health club with heated indoor swimming pool, whirlpool, dry saunas, a variety of exercise equipment, and private locker rooms. There is approximately 9,700 square feet of meeting space with fifteen meeting and banquet rooms. The property is situated between the Leesburg Pike interchange with the Capital
Beltway (Interstate 495) and the intersection of Leesburg Pike (Route 7) and
Route 123 (Chain Bridge Road), the main commercial corridors through the Tysons
Corner area. The Tysons Corner Mall and Galleria at Tysons are just northeast of the property. In addition to the regional malls, Tysons Corner is home to approximately 25.6 million square feet of office space and various other commercial uses. The hotel has good visibility and access from the Capital
Beltway 495 and Route 7. During 2003-2004, approximately $6.6 million, or
$17,000 per key, was spent in capital improvements on the Marriott Tysons Corner
Property. Approximately $4.0 million, or $10,250 per key, is budgeted to be spent in 2005-2006.



---------------------------------------------------------------------------------------------------------------------------------
                                    SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
---------------------------------------------------------------------------------------------------------------------------------
                         COMPETITIVE SET                  MARRIOTT TYSONS CORNER                   PENETRATION FACTOR
---------------------------------------------------------------------------------------------------------------------------------
     YEAR        OCCUPANCY      ADR       REVPAR     OCCUPANCY      ADR       REVPAR     OCCUPANCY      ADR          REVPAR

---------------------------------------------------------------------------------------------------------------------------------
     2002          67.6%      $114.08     $77.16       72.1%      $122.29     $88.14      106.7%       107.2%        114.2%
---------------------------------------------------------------------------------------------------------------------------------
     2003          67.7%      $116.69     $78.94       68.2%      $131.43     $89.58      100.7%       112.6%        113.5%
---------------------------------------------------------------------------------------------------------------------------------
     2004          73.5%      $128.56     $94.51       72.7%      $147.39    $107.16       98.9%       114.6%        113.4%
---------------------------------------------------------------------------------------------------------------------------------
 T-12 6/2005       73.5%      $138.07    $101.53       76.3%      $152.50    $116.41      103.8%       110.5%        114.7%
---------------------------------------------------------------------------------------------------------------------------------

(1)  The above table is based on data provided by STR Reports.

     PROPERTY MANAGEMENT. The Marriott Tysons Corner Property is managed by
Marriott Hotel Services, Inc., an affiliate of Marriott International, Inc.
("Marriott"). Marriott (NYSE:MAR; rated BBB+/Baa2/BBB by S&P/Moody's/Fitch) is a hospitality company with nearly 2,800 operating units in the United States and
69 other countries and territories. The company has approximately 133,000 employees as of year-end 2004 and is headquartered in Washington, D.C.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                  MORTGAGE LOAN NO. 6 -- LAHAINA CANNERY MALL

                               [2 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                [2 MAPS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 6 -- LAHAINA CANNERY MALL
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            WFB                                SHADOW RATING:            NAP
LOAN PURPOSE:                    Refinance                          SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:                $48,000,000                        PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:            $47,951,942                        PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:              09/01/2005                         LOCATION:                 Lahaina, HI
INTEREST RATE:                   5.25000%                           YEAR BUILT/RENOVATED:     1940-1960, 1987 / NAP
AMORTIZATION TERM:               360 months                         PERCENT LEASED (AS OF):   95.0% (07/08/2005)
ARD:                             No                                 NET RENTABLE AREA:        141,020
ANTICIPATED REPAYMENT DATE:      NAP                                THE COLLATERAL:           Five single-story buildings serving
MATURITY DATE:                   08/01/2015                                                   as an anchored retail center with over
EXPECTED MATURITY BALANCE:       $39,865,128                                                  60 tenants located in Lahaina, Hawaii.
SPONSORS:                        Gus C. Gianulias, James C.
                                 Gianulias, Kenneth E. Laird
                                 and Andrew C. Gianulias
INTEREST CALCULATION:            Actual/360                         OWNERSHIP INTEREST:       Fee

CALL PROTECTION:                 34-payment lockout from date                                                            LEASE
                                 of securitization, with U.S.                                                            -----
                                 Treasury defeasance for the        MAJOR TENANTS                % NRA      RENT PSF   EXPIRATION
                                 following 82 payments, and         -------------              ---------- ----------- -------------
                                 open to prepayment without         Safeway                      26.7%       $13.92    02/28/2007
                                 premium thereafter through         Longs Drug Stores            17.1%       $9.54     02/28/2007
                                 maturity.                          E&O Trading Co.              6.1%        $27.00    12/31/2020

                                                                    PROPERTY MANAGEMENT:      CB Richard Ellis Hawaii, Inc.
                                                                    U/W NET CASH FLOW:        $4,477,049
CUT-OFF DATE BALANCE PER SF:     $340.04                            APPRAISED VALUE (AS OF):  $70,000,000 (06/15/2005)
                                                                    CUT-OFF DATE LTV RATIO:   68.5%
UP-FRONT RESERVES:               RE Taxes:     $30,054              LTV RATIO AT MATURITY:    57.0%
                                 Insurance:    $147,091             U/W DSCR:                 1.41x
ONGOING RESERVES:                RE Taxes:     $30,054/month        U/W DSCR POST IO:         NAP
                                 Insurance:    $21,013/month
LOCKBOX:                         None

----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------


THE LAHAINA CANNERY MALL LOAN.

     THE LOAN. The sixth largest loan (the "Lahaina Cannery Mall Loan") is a
$48,000,000 first mortgage loan secured by the borrower's fee interest in the
Lahaina Cannery Mall (the "Lahaina Cannery Mall Property") located in Lahaina,
Hawaii.

     THE BORROWER. The borrower, Lahaina Cannery Mall, LLC (the "Lahaina Cannery
Mall Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at origination. The sponsors of the loan are Gus C. Gianulias,
James C. Gianulias, Kenneth E. Laird and Andrew C. Gianulias. Together, they have reported a net worth in excess of $478 million. Their real estate portfolio consists of shopping centers, apartment buildings, office buildings and vineyards. The portfolio includes over 38 commercial retail and office buildings consisting of approximately 1.5 million square feet, as well as more then 300 apartment units.

     THE PROPERTY. The Lahaina Cannery Mall Property is comprised of a 141,020 square feet of net rentable area on 17.5 acres and consists of the Lahaina
Cannery Mall (14.5 acres); Cannery Commercial Center (1.2 acres); and Old
Lahaina Luau, an award winning luau that operates on 1.8 acres of ground-leased land. Lahaina Cannery Mall is the only fully enclosed, air-conditioned mall on the island of Maui and has been anchored by Safeway (26.7% NRA / 13.6% GPR) and
Longs Drug Stores (17.1% NRA / 6.0%

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

GPR) since the Lahaina Cannery Mall Property opened in 1987. Safeway and Longs
Drug Stores have reported 2004 sales of $986 psf and $824 psf, respectively.
Lahaina Cannery Mall is 59% occupied by national tenants. Cannery Commercial
Center was built between 1940 and 1960 with further construction completed in
1987, and consists of four single-story buildings operated as retail shops or restaurants. Combined, the Lahaina Cannery Mall Property is located in between
Old Town Lahaina and the Kaanapali beach resorts, which are estimated to have in excess of 2 million visitors per year. The Lahaina Cannery Mall Property offers immediate frontage to the 4-lane Honoapiilani Highway.

     SIGNIFICANT TENANTS: As of July 8, 2005, the Lahaina Cannery Mall Property
was approximately 95.0% leased to 60 tenants.

     Safeway (NYSE: SWY) leases 37,651 square feet (26.7% of the NRA) for $13.92 psf expiring in February 2007. Safeway, Inc. operates as a food and drug retailer in North America. Its stores offer food and general merchandise, and various specialty departments, such as bakery, delicatessen, floral, and pharmacy. As of January 1, 2005, the company operated 1,802 stores in the western, southwestern, Rocky Mountain, and mid-Atlantic regions of the United
States and in western Canada. The Safeway at the property reported 2004 sales of
$37.1 million ($986psf) with an occupancy cost of 2.6% as of year-end 2004.

     Longs Drug Stores (NYSE: LDG) leases 24,113 square feet (17.1% of the NRA)
for $9.54 psf expiring in February 2007. Longs Drug Stores Corporation, through its subsidiary, Longs Drug Stores California, Inc., operates retail drug stores in California, Hawaii, Colorado, Nevada, Washington, and Oregon. Through its
stores, the company provides pharmacy services and convenient product offerings, including over-the-counter medications. The company was founded in 1938, and as of May 5, 2005, operates 472 stores and 1 mail order pharmacy. The Longs Drug
Stores at the property reported 2004 sales of $19.9 million ($824 psf) with an occupancy cost of 2.6% as of year-end 2004.

     E&O Trading Co. leases 8,573 square feet (6.1% of the NRA) for $27.00 psf expiring in December 2020. E&O Trading Co. is a Southeast Asian Grill style restaurant and opened in San Francisco's Union Square district in August 1997.
Currently E&O Trading Co. has grown to five locations. Including the subject property, two locations are in Hawaii (Lahaina and Honolulu), while the remaining three locations are in the San Francisco Bay area.



-----------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
YEAR                       # OF                                % OF
                           LEASES            TOTAL SF        TOTAL SF        CUMULATIVE      CUMULATIVE %
                         EXPIRING           EXPIRING         EXPIRING        TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

MTM                            8               3,205             2.3%            3,205            2.3%
2005                           4               2,995             2.1%            6,200            4.4%
2006                          13              12,323             8.7%           18,523           13.1%
2007                           6              66,498            47.2%           85,021           60.3%
2008                           5              13,864             9.8%           98,885           70.1%
2009                          15              15,559            11.0%          114,444           81.2%
2010                           6               6,228             4.4%          120,672           85.6%
2012                           1               1,134             0.8%          121,806           86.4%
2014                           1               3,551             2.5%          125,357           88.9%
Thereafter                     1               8,573             6.1%          133,930           95.0%
Vacant                       NAP               7,090             5.0%          141,020          100.0%
-----------------------------------------------------------------------------------------------------------
Total                         60             141,020           100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The Lahaina Cannery Mall Property is managed by CB
Richard Ellis Hawaii, Inc., a third party leasing and management firm. Locally,
CB Richard Ellis has a staff of over 60 employees and is considered the largest commercial real estate firm in Hawaii with over 1.5 million square feet of commercial space under management and offices on all the major Hawaiian Islands.
The management agreement is subordinate to the Lahaina Cannery Mall Loan.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. The Lahaina Cannery Mall Borrower may obtain a release of the specified 48,700 square foot vacant parcel of land and/or the approximately 80,000 square foot parcel of vacant land adjacent to the mortgaged property, without any required prepayment of the Lahaina Cannery Mall Loan, provided the borrower satisfies certain legal conditions specified in the mortgage loan documents. The lender did not underwrite any income from this parcel, and the appraisal did not assign it any value.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                MORTGAGE LOAN NO. 7 -- STERLING GLEN OF RYE BROOK

                               [2 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9


-----------------------------------------------------------------------------------------------------------------------------------
                                         MORTGAGE LOAN NO. 7 -- STERLING GLEN OF RYE BROOK
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:           PMCF                                SHADOW RATING:             NAP
LOAN PURPOSE:                   Refinance                           SINGLE ASSET/PORTFOLIO:    Single Asset
ORIGINAL BALANCE:               $47,000,000                         PROPERTY TYPE:             Multifamily
CUT-OFF DATE BALANCE:           $47,000,000                         PROPERTY SUB-TYPE:         Garden
FIRST PAYMENT DATE:             10/05/2005                          LOCATION:                  Rye Brook, NY
INTEREST RATE:                  5.25000%                            YEAR BUILT/RENOVATED:      2003 / NAP
AMORTIZATION TERM:              Months 1-24: Interest Only          PERCENT LEASED (AS OF):    50.3% (07/14/2005)
                                Months 25-120: 360 months           (2)
ARD:                            No                                  UNITS:                     167
ANTICIPATED REPAYMENT DATE:     NAP                                 THE COLLATERAL:            A 167-unit independent senior
MATURITY DATE:                  09/05/2015                                                     living facility located in Rye
EXPECTED MATURITY BALANCE:      $40,996,409                                                    Brook, New York.
SPONSOR:                        Forest City Enterprises, Inc.
INTEREST CALCULATION:           Actual/360                          OWNERSHIP INTEREST:        Fee

CALL PROTECTION:                25-payment lockout from date
                                of securitization, with U.S.
                                Treasury defeasance for the
                                following 93 payments, and
                                open to prepayment without
                                premium thereafter until the
                                maturity date.

CUT-OFF DATE BALANCE PER UNIT:  $281,437.13
UP-FRONT RESERVES:              RE Taxes:        $62,801
                                Insurance:       $65,000
                                Debt Service:    $4,000,000         PROPERTY MANAGEMENT:       Forest City Daly HM, LLC
                                (1)
ONGOING RESERVES:               RE Taxes:        $62,801 / month    U/W NET CASH FLOW: (3)     $4,801,692
                                                                    APPRAISED VALUE (AS OF):   $64,800,000 (08/01/2005)
                                Insurance:       $9,108 / month     (3)
                                                                    CUT-OFF DATE LTV RATIO:    72.5%
                                Replacement:     $4,775 / month     (3)
LOCKBOX:                        Hard                                LTV RATIO AT MATURITY:     63.3%
    (3)
    U/W DSCR:                  1.92x
    U/W DSCR POST IO:          1.54x
----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------

(1)  This reserve will be used to pay the debt service of the loan until projected stabilization. Any outstanding balance in this reserve must be released to the borrower at such time as the economic occupancy of the property has been at least 90% for a period of six consecutive months.
(2)  At origination, The National Electrical Benefit Fund ("NEBF"), who is a 50%
     owner of one of the borrowers, Stonegate at Bellefair, LLC ("Stonegate"), entered into a master lease with Stonegate. Under the master lease, NEBF agrees to pay Stonegate rent equal to $6,233,050.08 per annum. NEBF's obligation under the master lease will be offset by the actual base rent collected for the vacant units pursuant to third-party leases. NEBF will be fully released from the master lease at such time that 70 of the vacant units have been leased to third-party tenants at annual base rents totaling at least $5,609,745 and the property has an overall occupancy of at least
     85% for six consecutive months. The Percentage Leased (As of) includes six units that are included under the master lease.
(3)  The appraiser also concluded that the "As-Stabilized" value of the property would be $73,400,000 as of January 1, 2007. The Cut-off Date LTV Ratio and
     the LTV Ratio at Maturity are based on the appraiser's "As-Is" value of
     $64,800,000.

THE STERLING GLEN OF RYE BROOK LOAN.

     THE LOAN. The seventh largest loan (the "Sterling Glen of Rye Brook Loan")
is a $47,000,000 first mortgage loan secured by the borrower's fee interest in a
167-unit independent senior living facility (the "Sterling Glen of Rye Brook
Property") located in Rye Brook, New York.

     THE BORROWER. The borrowers, Stonegate at Bellefair, LLC ("Stonegate") and
FCD Ryebrook Operator, LLC ("FCD") (together, the "Sterling Glen of Rye Brook
Borrowers"), are each a single purpose entity that currently own no material assets other than its respective interests in the subject property and related interests. Stonegate is the ground lessee (by assignment)

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

under a ground lease with the Westchester County Industrial Development Agency
("IDA"), which has subordinated its fee interest to the lien of the mortgage securing the Sterling Glen of Rye Brook Loan. FCD is the tenant under a
Facilities Master Lease with Stonegate, pursuant to which FCD will serve as the operator of the property, collecting all revenue and paying a majority of property operating expenses. Stonegate is owned 50% by the National Electrical
Benefit Fund ("NEBF"), a union pension fund and 50% by FC Bellefair, LLC, an entity beneficially owned by Forest City Enterprises, Inc. (NYSE: FCY) (80%) and
Michael Daley (20%), the founder and CEO of Sterling Glen Senior Living, Inc. As of January 31, 2005, Forest City Enterprises, Inc. controlled a $7.3 billion real estate portfolio including interests in retail centers, apartment communities, office buildings and hotels in 23 states and the District of
Columbia.

     THE PROPERTY. The Sterling Glen of Rye Brook Property is a 167-unit independent senior living facility. The Sterling Glen of Rye Brook Property was constructed in 2003, opened in April 2004 and is currently in lease-up with stabilization expected by January 1, 2007. The Sterling Glen of Rye Brook
Property is located in Rye Brook, Westchester County, New York. The property is located in an affluent area with over 40,000 households in the Westchester
County/Greenwich, Connecticut area that fall within the property's target market.

     PROPERTY MANAGEMENT. The Sterling Glen of Rye Brook Property is managed by
Forest City Daly HM, LLC, an affiliate of the Sterling Glen of Rye Brook
Borrowers.

     The Sterling Glen of Rye Brook Property is subject to a Facilities Master
Lease between Stonegate and FCD. Under this agreement, when the term commences
(upon stabilization), FCD will serve as the operating entity that collects all the revenue and pays a majority of the operating expenses at the property. FCD will pay Stonegate an annual base rent as well as a percentage rent.

     THE MASTER LEASE. NEBF has master leased 89 vacant units (the "Master
Lease"), and is obligated to pay annual base rents pursuant to the Master Lease of $6,233,050. NEBF's obligation under the Master Lease will be offset by the actual base rent collected from the tenants that subsequently lease such vacant units pursuant to third-party leases. NEBF will be fully released from its obligations under the Master Lease at such time that 70 of the master-leased units have been leased to third-party tenants at an annual base rent totaling at least $5,609,745 and the property has an overall occupancy of at least 85% for six consecutive months.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                  MORTGAGE LOAN NO. 8 -- MARKETPLACE AT SEMINOLE

                                [3 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                 MORTGAGE LOAN NO. 8 -- MARKETPLACE AT SEMINOLE



-----------------------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE LOAN NO. 8 -- MARKETPLACE AT SEMINOLE
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          PCF                                  SHADOW RATING:            NAP
LOAN PURPOSE:                  Construction Takeout                 SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:              $44,000,000                          PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:          $44,000,000                          PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:            10/01/2005                           LOCATION:                 Sanford, FL
INTEREST RATE:                 5.91000%                             YEAR BUILT/RENOVATED:     2005 / NAP
AMORTIZATION TERM:             360 Months                           PERCENT LEASED (AS OF):   98.0% (08/24/2005)
ARD:                           No                                   NET RENTABLE AREA:        308,778
ANTICIPATED REPAYMENT DATE:    NAP                                  THE COLLATERAL:           Anchored retail center located in
MATURITY DATE:                 09/01/2015                                                     Sanford, Florida.
EXPECTED MATURITY BALANCE:     $37,280,810
SPONSORS:                      Joseph Williams, Thomas              OWNERSHIP INTEREST:       Fee
                               Williams and NAP Investments LLC
INTEREST CALCULATION:          Actual/360

                                                                                                                        LEASE
                                                                                                                        -----
                                                                    MAJOR TENANTS               % NRA    RENT PSF     EXPIRATION
CALL PROTECTION:               24-payment lockout from the          -------------               -----    --------     ----------
                               date of securitization, with         Sports Authority            13.0%     $11.85      01/31/2016
                               U.S. Treasury defeasance for         Circuit City Stores, Inc.   11.0%     $16.50      02/10/2020
                               the following 92 payments, and       Marshall's of MA, Inc.      10.7%      $8.95      04/30/2015
                               open to prepayment without
                               premium thereafter through the
                               maturity date.

CUT-OFF DATE BALANCE PER SF:   $142.50
                                                                    PROPERTY MANAGEMENT:      NAP-Atlanta, LTD
                                                                    U/W NET CASH FLOW:        $4,364,647
                                                                    APPRAISED VALUE (AS       $73,700,000 (09/01/2005)
UP-FRONT RESERVES:             TI/LC:            $1,248,655         OF):
                               Other: (1)        $1,951,659         CUT-OFF DATE LTV RATIO:   59.7%
ONGOING RESERVES:              Other: (2)        Springing          LTV RATIO AT MATURITY:    50.6%
LOCKBOX:                       None                                 U/W DSCR:                 1.39x
     U/W DSCR POST IO:         NAP
----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------

(1)  The other reserve of $1,951,659 was held back to cover the cost of any and all unpaid construction contracts and twelve months of gross rents on all spaces leased but not occupied at the time of closing
(2)  In the event that required re-tenanting of any two tenants occupying more than 15,000 square feet at any point after October 1, 2014, borrower is required to deposit with lender $1 million in the form of a letter of credit to cover any tenant improvement and leasing commission costs. If NAP
     Seminole Marketplace LLC is no longer the borrower or NAP Investments LLC does not remain as guarantor, the lender may require this escrow to be collected monthly so as to accumulate to $1 million by January 1, 2015.

THE MARKETPLACE AT SEMINOLE LOAN.

     THE LOAN. The eighth largest loan (the "Marketplace at Seminole Loan") is a
$44,000,000 Note A that is part of a $48,000,000 first mortgage loan secured by the borrower's fee interest in a retail building (the "Marketplace at Seminole
Property") on a 40.02 acre site in Sanford, Florida.

     THE BORROWER. The borrower, NAP Seminole Marketplace LLC (the "Marketplace at Seminole Borrower"), is a single purpose entity that owns no material assets other than the subject property and related interests. The Marketplace at
Seminole Borrower is a Delaware single member limited liability company. The
Marketplace at Seminole Borrower is ultimately owned by Joseph Williams (25%),
Thomas Williams (25%) and NAP Investments LLC.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     THE PROPERTY. The Marketplace at Seminole Property is an anchored retail center containing approximately 308,778 NRA. The property is constructed of concrete block and was completed in mid-2005. The Marketplace at Seminole
Property is anchored by Circuit City, Sports Authority, Marshalls, DSW, Linens
N' Things, Cost Plus, Old Navy, and Petco with approximately 75,000 square feet of in-line space and 2 outparcels. The Marketplace at Seminole Property is located at the intersection of Rinehart Road and Hwy 417, near the Seminole
Mall, which contains 1.1 million square foot of retail space.

     SIGNIFICANT TENANTS: Based on the rent roll provided by the borrower dated as of August 24, 2005, the property was approximately 98.0% leased.

     The Sports Authority, Inc. ("Sports Authority") leases a total of 40,029 square feet (13.0% of the NRA) for $11.85 psf expiring on January 31, 2016.
Sports Authority is a sporting goods retailer. Sports Authority operates approximately 390 stores in 45 states. Sports Authority is headquartered in
Englewood, Colorado and trades on the NYSE under the symbol TSA.

     Circuit City Stores, Inc. ("Circuit City") leases a total of 33,893 square feet (11.0% of the NRA) for $16.50 psf expiring on February 10, 2020. Circuit
City is an electronics and appliance retailer. Circuit City operates more than
600 stores in 45 states. Circuit City is headquartered in Richmond, VA and trades on the NYSE under the symbol CC.

     Marshall's of MA, Inc. ("Marshalls") leases 33,192 square feet (10.7% of the NRA) for $8.95 psf expiring on April 30, 2015. Marshalls is owned by TJX
Companies, Inc. ("TJX"). TJX is an off-price retailer of apparel and home fashions. During the fiscal year 2005, TJX operated over 2,200 stores.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2010          23             71,895            23.3%            71,895           23.3%
                2015           5             57,711            18.7%           129,606           42.0%
                2016           7            138,958            45.0%           268,564           87.0%
          THEREAFTER           1             33,893            11.0%           302,457           98.0%
              VACANT         NAP              6,321             2.0%           308,778          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          36            308,778           100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the subject property through year-end 2020. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The Marketplace at Seminole Property is managed by
NAP-Atlanta, LTD, an affiliate of the Marketplace at Seminole Borrower.

     ADDITIONAL INDEBTEDNESS. The Marketplace at Seminole Loan also secures a
$4,000,000 Note B, which is subordinated to the Note A (the related pooled mortgage loan) pursuant to a co-lender agreement between the holders of the Note
A and the Note B. For more information with respect to these rights, see
"Description of the Mortgage Pool-Certain Characteristics of the Mortgage Pool,
Subordinate and Other Financing-Split Loan Structures" and "Servicing of the
Mortgage Loans Under the Series 2005-PWR9 Pooling and Servicing Agreement-PCF
Non-Pooled Subordinate Noteholders" in the Prospectus Supplement.

     GROUND LEASE.  None.

     RELEASE AND SUBSTITUTION OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                         MORTGAGE LOAN NO. 9 -- THE DOME

                               [3 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                                  MORTGAGE LOAN NO. 9 -- THE DOME
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            BSCMI                              SHADOW RATING:            NAP
LOAN PURPOSE:                    Refinance                          SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:                $41,500,000                        PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:            $41,415,968                        PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:              08/01/2005                         LOCATION:                 Los Angeles, CA
INTEREST RATE:                   5.21300%                           YEAR BUILT/RENOVATED:     1963-1964 / 2002
AMORTIZATION TERM:               360 months                         OCCUPANCY (AS OF):        95.7% (08/01/2005)
ARD:                             Yes                                NET RENTABLE AREA:        216,238
ANTICIPATED REPAYMENT DATE:      07/01/2015                         THE COLLATERAL:           A 216,238 square foot anchored
MATURITY DATE:                   07/01/2035                                                   retail property located in Los
EXPECTED ARD BALANCE:            $34,434,380                                                  Angeles, California.
SPONSORS:                        California Drive-in Theaters,
                                 Inc. and Michael Forman            OWNERSHIP INTEREST:       Fee

INTEREST CALCULATION:            Actual/360

                                                                                                                         LEASE
                                                                                                                         -----
CALL PROTECTION:                 24-payment lockout from date       MAJOR TENANTS                % NRA      RENT PSF   EXPIRATION
                                 of securitization, with (a)        -------------                -----      --------   ----------
                                 the greater of 1% or Yield         Pacific Theatres             59.7%       $21.14    05/31/2017
                                 Maintenance or (b) U.S.            24 Hour Fitness              23.1%       $19.10    08/20/2017
                                 Treasury defeasance for the        Kitchen Academy              9.1%        $25.00    06/30/2015
                                 following 93 payments, and open to
                                 prepayment without premium on the
                                 maturity date.

CUT-OFF DATE BALANCE PER SF:     $191.53

UP-FRONT RESERVES:               RE Taxes:        $154,660          PROPERTY MANAGEMENT:      Self-Managed
                                 Insurance:       $19,429
                                 Replacement:     $2,703
                                 TI/LC:           $16,667
                                 Other: (1)       $1,587,166
ONGOING RESERVES:                RE Taxes:        $38,665 /
                                                  month             U/W NET CASH FLOW:        $4,139,028
                                 Insurance:       $19,429 /         APPRAISED VALUE (AS       $60,000,000 (04/27/2005)
                                                  month             OF):
                                 Replacement:     $2,703 /          CUT-OFF DATE LTV RATIO:   69.0%
                                                  month             LTV RATIO AT ARD:         57.4%
                                 TI/LC:           $16,667 /         U/W DSCR:                 1.51x
                                                  month             U/W DSCR POST IO:         NAP
LOCKBOX:                         Hard
----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------

(1)  This $1,587,166 reserve was held back for two tenants that have signed leases but have not yet taken occupancy.

THE DOME LOAN.

     THE LOAN. The ninth largest loan ("The Dome Loan") is a $41,500,000 first mortgage loan secured by the borrower's fee interest in The Dome ("The Dome
Property") located in Los Angeles, California.

     THE BORROWER. The borrower, Dome Center, LLC, ("The Dome Borrower") is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower is structured with one independent director. A non-consolidation opinion was delivered at origination. The sponsors are California Drive-In Theaters, Inc. and Michael Forman.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

California Drive-in Theaters, Inc. is a main operating entity for the Pacific
Theater chain for which Michael Forman is the chairman of the board. California
Drive-In Theaters, Inc. had $488.7 million in assets as of December 30, 2004.

     THE PROPERTY. The Dome Property is an anchored retail center located in Los
Angeles, California, consisting of a three-story multi-tenant shopping center on a 3.4-acre parcel of land. The property's tenant mix is dominated by Pacific
Theatres and 24 Hour Fitness. The Cinerama Dome (part of Pacific Theatres) is a well-known landmark on West Sunset Boulevard and hosts many large events, including movie premiers throughout the year. The Cinerama Dome was originally built in 1963-1964 as a single screen theater while the second component of the property was constructed in 2002 and is comprised of a new, state-of-the-art 14 screen theater and multi-story retail building. The Dome Property is located in the Hollywood District of Los Angeles that is currently benefiting from high overall retail occupancy levels and increasing market rents.

     SIGNIFICANT TENANTS: As of August 1, 2005, The Dome Property was
approximately 95.7% leased.

     Pacific Theatres leases 129,043 square feet (59.7% of the NRA) for $21.14 psf expiring in May 2017. The Pacific Theatres at the property consists of
Cinerama Dome, which has been showing movies and hosting movie premieres for nearly four decades, plus 14 stadium-seating screens. The Pacific Theatres at the property was built under the ArcLight design. The ArcLight design, amenities, service level and programming are focused on creating a more refined and complete movie-going experience. The theater is all reserved seating and there is a cafe in the lobby which serves dinner and cocktails.

     24 Hour Fitness leases 50,000 square feet (23.1% of the NRA) for $19.10 psf expiring in August 2017. 24 Hour Fitness began in 1983 and is the world's largest privately owned and operated fitness center chain based on membership.
Headquartered in San Ramon, California, 24 Hour Fitness serves more than 3 million members in over 330 clubs across 16 different states and four countries in Asia.

      Kitchen Academy leases 19,730 square feet (9.1% of the NRA) for $25.00 psf expiring in June 2015. Kitchen Academy is an affiliate of Career Education
Corporation and provides hands on culinary training. Career Education
Corporation (NASDAQ: CECO) is one of the largest providers of private, for-profit postsecondary education and has a presence in both on-campus and online education. Career Education Corporation's Colleges, Schools and
Universities Group operates over 80 campuses in the United States, Canada,
France, the United Kingdom and United Arab Emirates and offers doctoral degree, master's degree, bachelor's degree, associate degree and diploma programs in the career-oriented disciplines of visual communications and design technologies, information technology, business studies, culinary arts and health education.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2009           1               1,287            0.6%             1,287            0.6%
                2010           1               2,387            1.1%             3,674            1.7%
                2015           2              24,164           11.2%            27,838           12.9%
          THEREAFTER           2             179,043           82.8%           206,881           95.7%
              VACANT         NAP               9,357            4.3%           216,238          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL           6             216,238          100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The Dome Property is self managed by The Dome
Borrower.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       53

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

               MORTGAGE LOAN NO. 10 -- EAST GATE SQUARE (PHASE I)

                               [2 PHOTOS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9



-----------------------------------------------------------------------------------------------------------------------------------
                                        MORTGAGE LOAN NO. 10 -- EAST GATE SQUARE (PHASE I)
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          PCF                                  SHADOW RATING:               NAP
LOAN PURPOSE:                  Refinance                            SINGLE ASSET/PORTFOLIO:      Single Asset
ORIGINAL BALANCE:              $40,750,000                          PROPERTY TYPE:               Retail
CUT-OFF DATE BALANCE:          $40,750,000                          PROPERTY SUB-TYPE:           Anchored
FIRST PAYMENT DATE:            10/01/2005                           LOCATION:                    Mt. Laurel, NJ
INTEREST RATE:                 5.43000%                             YEAR BUILT/RENOVATED:        1992 / NAP
AMORTIZATION TERM:             Months 1-24: Interest Only           PERCENT LEASED (AS OF):      100.0% (08/16/2005)
                               Months 25-120: 360 Months            NET RENTABLE AREA:           230,723
ARD:                           No                                   THE COLLATERAL:              Anchored retail center located
ANTICIPATED REPAYMENT DATE:    NAP                                                               in Mt. Laurel, New Jersey.
MATURITY DATE:                 09/01/2015
EXPECTED MATURITY BALANCE:     $35,699,189                          OWNERSHIP INTEREST:          Fee
SPONSORS:                      Berwind Property Group, Ltd and
                               Berwind Property Group, Inc.

INTEREST CALCULATION:          Actual/360

                                                                                                                      LEASE
                                                                                                                      -----
                                                                    MAJOR TENANTS                % NRA     RENT PSF   EXPIRATION
CALL PROTECTION:               24-payment lockout from the          -------------                -----     --------   ----------
                               date of securitization, with         Shop Rite                     26.2%     $12.50    06/30/2019
                               the greater of 1% or Yield           Office Max North
                               Maintenance for the following          America, Inc.               13.3%     $14.00    06/30/2008
                               95 payments, and open to             Linen N' Things, Inc.         13.0%     $15.60    06/30/2008
                               prepayment without premium
                               thereafter through the maturity
                               date.

CUT-OFF DATE BALANCE PER SF:   $176.62
                                                                    PROPERTY MANAGEMENT:         BPG Management Co, LP
                                                                    U/W NET CASH FLOW:           $3,433,521
                                                                    APPRAISED VALUE (AS OF):     $53,000,000 (04/11/2005)
UP-FRONT RESERVES:             RE Taxes:         $149,616           CUT-OFF DATE LTV RATIO:      76.9%
ONGOING RESERVES:              RE Taxes:         $73,485 /          LTV RATIO AT MATURITY:       67.4%
                                                 month              U/W DSCR:                    1.53x
LOCKBOX:                       None                                 U/W DSCR POST IO:            1.25x
----------------------------------------------------------------    ---------------------------------------------------------------
----------------------------------------------------------------    ---------------------------------------------------------------


THE EAST GATE SQUARE (PHASE I) LOAN.

     THE LOAN. The tenth largest loan (the "East Gate Square (Phase 1) Loan") is a $40,750,000 Note A that is part of a $42,000,000 first mortgage loan secured by the borrower's fee interest in a Shop Rite anchored retail center (the "East
Gate Square (Phase I) Property") on a 26.23 acre site in Mt. Laurel, New Jersey.

     THE BORROWER. The borrower, East Gate Center Limited Partnership (the "East
Gate Square (Phase I) Borrower"), is a single purpose entity that owns no material assets other than the subject property and related interests. The borrower's single purpose entity member has an independent manager. A non-consolidation opinion was delivered at closing. EGS, Inc. holds a 1% general partnership interest in the borrower and East Gate Investment Limited
Partnership holds a 99% limited partnership interest in the borrower. The borrower is ultimately controlled by Berwind Property Group, Ltd and Berwind
Property Group, Inc. (collectively, "Berwind"). The borrower has advised us that in April of 2005, it, its general partner, and several other plaintiffs filed a complaint in the Superior Court of New Jersey, Chancery Division: Burlington
County, against Vesterra-Phase I, Inc. ("Vesterra"), and several other defendants, requesting declaratory judgment, injunctive relief and damages, in connection with, among other things, Vesterra's rights, if any, as a limited partner of the borrower. In its complaint, the borrower alleged that in February
2005, its

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       56

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

general partner exercised an option under the borrower's limited partnership agreement to buy out all of Vesterra's interests in the borrower. The complaint further alleged that the option was self executing, that Vesterra's interests automatically transferred to the borrower's general partner upon exercise of such option, and that the purchase price for such transfer was to be determined and paid to Vesterra after such transfer became effective, pursuant to certain provisions of the borrower's limited partnership agreement. The complaint further details subsequent negotiations and disputes between the borrower's general partner and Vesterra concerning the amount of the purchase price to be paid for Vesterra's interests in the borrower. In its pleadings, Vesterra has claimed, among other things, that it currently retains a 39% limited partnership interest in the borrower and has requested, as part of a counterclaim, that the borrower be dissolved and its assets sold to determine the appropriate purchase price to be paid to Vesterra for its interests in the borrower. Pursuant to the loan documents executed by the borrower and its guarantors (Berwind Property
Group, Ltd and Berwind Property Group, Inc.), those entities have agreed to be personally liable on a joint and several basis for any loss or damage to lender in connection with or arising out of the litigation described above, including special servicing fees, outside counsel fees and lender expenses.

     THE PROPERTY. The East Gate Square (Phase I) Property contains approximately 230,723 NRA in a Shop Rite anchored retail center that also includes 3 outparcels. It is located at the southwest corner of Nixon Drive and
I-295 in Mt. Laurel, New Jersey. The East Gate Square (Phase I) Property is
Phase I of a six-phase retail development consisting of approximately 890,000 square feet. The East Gate Square (Phase I) Property was constructed in 1992.

     SIGNIFICANT TENANTS: Based on the rent roll provided by the borrower dated as of August 16, 2005, the property was 100.0% leased.

     WFC-1 REALTY CORP., a Delaware corporation (d/b/a SHOP RITE). ("Shop Rite")
leases a total of 60,400 square feet (26.2% of the NRA) for $12.50 psf expiring on June 30, 2019. Shop Rite is a retailer-owned cooperative. Shop Rite owners are members of Wakefern Food Corporation ("Wakefern") which buys, warehouses and transports products as well as provides other customer services to Shop Rite owners. Wakefern was founded in 1946 and is headquartered in Elizabeth, New
Jersey. Wakefern has provided a lease guaranty until 2009.

     Office Max North America, Inc. ("Office Max") leases a total of 30,606 square feet (13.3% of the NRA) for $14.00 psf expiring on June 30, 2008. Office
Max is a discount office products retailer. Office Max is affiliated with Office
Max, Inc., which operates nearly 1,000 stores in 49 states. Office Max, Inc. is listed on the NYSE and is traded under the symbol OMX.

     Linens N' Things, Inc. ("Linens") leases 30,096 square feet (13.0% of the
NRA) for $15.60 psf expiring on June 30, 2008. Linens is a national large format retailer of home textiles, housewares and decorative home accessories. Linens operates approximately 500 stores in 45 states and 5 Canadian provinces. Linens is listed on the New York Stock Exchange and trades under the symbol LIN.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2006            1             1,700             0.7%             1,700            0.7%
                2008            5           110,587            47.9%           112,287           48.7%
                2009            5            42,048            18.2%           154,335           66.9%
                2010            1            10,208             4.4%           164,543           71.3%
                2011            1             4,080             1.8%           168,623           73.1%
                2014            1             1,700             0.7%           170,323           73.8%
          THEREAFTER            1            60,400            26.2%           230,723          100.0%
              VACANT          NAP                 0             0.0%           230,723          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL           15           230,723           100.0%
-----------------------------------------------------------------------------------------------------------

(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The East Gate Square (Phase I) Property is managed by
BPG Management Co, LP, is an affiliate of the East Gate Square (Phase I)
Borrower.

     ADDITIONAL INDEBTEDNESS. The East Gate Square (Phase I) Property also secures a $1,250,000 Note B, which is subordinated to the Note A (the related pooled mortgage loan) pursuant to a co-lender agreement between the holders of the Note A and the Note B. For more information with respect to these rights, see "Description of the Mortgage Pool-Certain Characteristics of the Mortgage
Pool, Subordinate and Other Financing-Split Loan Structures" and "Servicing of
the Mortgage Loans Under the Series 2005-PWR9 Pooling and Servicing
Agreement-PCF Non-Pooled Subordinate Noteholders" in the Prospectus Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       57

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

     The East Gate Square (Phase I) Borrower also has the right to request additional funds from the Note B lender or if such funds are not available, has the right to obtain mezzanine financing, provided that the maximum combined LTV does not exceed 80% and there exists a minimum DSCR of 1.21x. This right to obtain either additional funds under Note B or mezzanine financing expires after
October 1, 2012.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       58

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       59

                          $1,994,775,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR9

                      STATEMENT REGARDING ASSUMPTIONS AS TO
                      -------------------------------------
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
               ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley &
Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.